Exhibit 10.27

FUNKO ACQUISITION HOLDINGS, L.L.C.

SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

Dated as of November 1, 2017

THE COMPANY INTERESTS REPRESENTED BY THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH COMPANY INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

TABLE OF CONTENTS

Schedules

Schedule 1	–	Schedule of Pre-IPO Members
Schedule 2	–	Schedule of Members

Exhibits

Exhibit A	–	Form of Joinder Agreement
Exhibit B-1	–	Form of Agreement and Consent of Spouse
Exhibit B-2	–	Form of Spouse’s Confirmation of Separate Property
Exhibit C	–	Methodology for Allocation of Excess Nonrecourse Liabilities

FUNKO ACQUISITION HOLDINGS, L.L.C.

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of November 1, 2017 (the “Effective Time”), is entered into by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), and its Members (as defined herein).

RECITALS

WHEREAS, unless the context otherwise requires, capitalized terms have the respective meanings ascribed to them in Section 1.1;

WHEREAS, the Company was formed as a limited liability company with the name “Funko Acquisition Holdings, L.L.C.”, pursuant to and in accordance with the Delaware Act by the filing of the Certificate with the Secretary of State of the State of Delaware pursuant to Section 18-201 of the Delaware Act on September 24, 2015;

WHEREAS, the Company entered into a Limited Liability Company Agreement of the Company, dated as of September 24, 2015, which was amended and restated in its entirety by the Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 30, 2015 as amended by (i)  Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of the Company, dated as of January 10, 2017 and (ii) Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of the Company, dated as of November 1, 2017  (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto, the “Initial LLC Agreement”), which the parties listed on Schedule 1 hereto have executed in their capacity as members (including pursuant to consent and joinders thereto) (collectively, the “Pre-IPO Members”);

WHEREAS, the Pre-IPO Members, prior to the Effective Time, hold (i) Class A Units, Common Units and HR Units (each as defined in Section 2.1(a) of the Initial LLC Agreement, respectively, the “Original Class A Units”, the “Original Common Units” and the “Original HR Units”, and collectively, the “Original Units”) of the Company, and/or (ii) options for Original Class A Units granted by the Company to certain Pre-IPO Members (the “Original Options”);

WHEREAS, prior to the date of this Agreement, in connection with the Term Loan B Facility, the Company issued the following warrants to the following Persons: (a) Cerberus ASRS Holdings LLC (i) Warrant No. 1, exercisable for 1,233.4891 Original

Class A Units, (ii) Warrant No. 3, exercisable for 69.2160 Original Common Units, and (iii) Warrant No. 5, exercisable for 66.7021 Original Class A Units (the warrants described in paragraphs (a)(i) to (a)(iii), the “Cerberus Warrants”) and (b) Drawbridge Special Opportunities Fund LP (i) Warrant No. 2, exercisable for 449.8431 Original Class A Units, (ii) Warrant No. 4, exercisable for 25.2425 Original Common Units, and (iii) Warrant No. 6, exercisable for 24.3257 Original Class A Units (the warrants described in paragraphs (b)(i) to (b)(iii), the “Drawbridge Warrants”, and together with the Cerberus Warrants, the “Original Warrants”);

WHEREAS, (a) immediately prior to the Effective Time (i) ACON distributed a portion of its Original Class A Units to ACON Funko Co-Invest, (ii) ACON Funko Co-Invest in turn distributed such Original Class A Units to ACON Funko Co-Invest Blocker, Quadren Blocker and ACON Funko AIV, (iii) ACON Funko AIV in turn distributed such Original Class A Units received from ACON Funko Co-Invest to ACON Funko AIV Blocker, Quadren Blocker and GenPar, and (iv) GenPar in turn contributed such Original Class A Units received from ACON Funko AIV to ACON Funko AIV Blocker and ACON Funko Investors Holdco 3, and (b) at or immediately after the Effective Time (i) each of Funko Merger Sub 1, Funko Merger Sub 2 and Funko Merger Sub 3 will merge with and into ACON Funko Co-Invest Blocker, ACON Funko AIV Blocker and Quadren Blocker, respectively, with each of ACON Funko Co-Invest Blocker, ACON Funko AIV Blocker and Quadren Blocker surviving such mergers, (ii) ACON Funko Investors Holdco 3 will contribute the Common Units held by it to the Corporation and (iii) as consideration for the mergers and contributions described above, each of ACON Funko Investors Holdco 1, ACON Funko Investors Holdco 2 and ACON Funko Investors Holdco 3 will receive newly issued Class A Common Stock (the transactions describe above, collectively, the “Blocker Roll Up”).

WHEREAS, the Company and the Pre-IPO Members desire to have Funko, Inc., a Delaware corporation (the “Corporation”), effect an initial public offering (the “IPO”) of shares of its Class A common stock, par value $0.0001 (the “Class A Common Stock”), and in connection therewith, to amend and restate the Initial LLC Agreement as of the Effective Time to reflect (a) a recapitalization of the Company and the associated split in the number of Units then outstanding (the “Recapitalization”), (b) the addition of the Corporation as a Member in the Company and its designation as sole Manager of the Company, and (c) the rights and obligations of the Members of the Company that are enumerated and agreed upon in the terms of this Agreement effective as of the Effective Time, at which time the Initial LLC Agreement shall be superseded entirely by this Agreement;

WHEREAS, in connection with the Recapitalization and as of the Effective Time, (i) the Original Units will be converted into Common Units as set forth herein, (ii) the Original Warrants will be exercised, converted and/or exchanged for Common Units as set forth herein and (iii) the Original Options will be converted into options to purchase Common Units;

WHEREAS, the parties listed on the Schedule of Members attached hereto as Schedule 2 are the Members as of the Effective Time and after giving effect to the Recapitalization and completion of the Blocker Roll Up;

WHEREAS, except for the Over-Allotment Option, the Corporation will sell shares of its Class A Common Stock to public investors in the IPO and will use the net proceeds received from the IPO (the “IPO Net Proceeds”) to purchase newly issued Common Units from the Company pursuant to the IPO Common Unit Subscription Agreement; and

WHEREAS, the Corporation may issue additional shares of Class A Common Stock in connection with the IPO as a result of the exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”) and, if the Over-Allotment Option is exercised in whole or in part, any additional net proceeds (the “Over-Allotment Option Net Proceeds”) shall be used by the Corporation to purchase additional newly issued Common Units from the Company pursuant to the IPO Common Unit Subscription Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Members, intending to be legally bound, hereby agree as follows:

Article I.

DEFINITIONS

The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

“ACON” means ACON Funko Investors, L.L.C., a Delaware limited liability company, and its Permitted Transferees.

“ACON Funko AIV” means AEP III Funko AIV, L.P., a Delaware limited partnership.

“ACON Funko AIV Blocker” means AEP III Funko Investors, L.L.C., a Delaware limited liability company.

“ACON Funko Co-Invest” means ACON Funko Investors I, L.L.C., a Delaware limited liability company.

“ACON Funko Co-Invest Blocker” means ACON Funko Investor Holdings, L.L.C., a Delaware limited liability company.

“ACON Funko Investors Holdco 1” means ACON Funko Investors Holdings 1, L.L.C., a Delaware limited liability company.

“ACON Funko Investors Holdco 2” means ACON Funko Investors Holdings 2, L.L.C., a Delaware limited liability company.

“ACON Funko Investors Holdco 3” means ACON Funko Investors Holdings 3, L.L.C., a Delaware limited liability company.

“Additional Member” has the meaning set forth in Section 12.02.

“ACON Related Parties” means, collectively, (i) ACON, (ii) ACON Funko Investors Holdco 1, (iii) ACON Funko Investors Holdco 2, (iv) ACON Funko Investors Holdco 3, and (v) each of their respective Permitted Transferees.

“Adjusted Capital Account Deficit” means with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero.  For this purpose, such Member’s Capital Account balance shall be:

(a)	reduced for any items described in Treasury Regulation Section 1.704- 1(b)(2)(ii)(d)(4), (5), and (6); and
(b)

increased for any amount such Member is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

“Admission Date” has the meaning set forth in Section 10.06.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.  As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Assignee” means a Person to whom a Company Interest has been transferred but who has not become a Member pursuant to Article XII.

“Assumed Tax Liability” means, with respect to any Member, an amount equal to the excess of (i) the product of (A) the Distribution Tax Rate multiplied by (B) the estimated or actual cumulative taxable income or gain of the Company, as determined for federal income tax purposes, allocated to such Member for full or partial Fiscal Years commencing on or after January 1, 2017, less prior losses of the Company allocated to such Member for full or partial Fiscal Years commencing on or after January 1, 2017, in each case, as determined by the Manager over (ii) the sum of (A) the cumulative Tax Distributions  made to such Member after the closing date of the IPO pursuant to Sections 4.01(b)(i), 4.01(b)(ii) and 4.01(b)(iii) and (B) tax distributions made to such Member (or such Member’s predecessor) pursuant to the Initial LLC Agreement with respect to taxable income or gain of the Company allocated for the Fiscal Year commencing on

January 1, 2017, including such tax distributions made pursuant to Section 4.01(b)(v); provided that, in the case of the Corporation, such Assumed Tax Liability (x) shall be computed without regard to any increases to the tax basis of the Company’s property pursuant to Section 743(b) of the Code and (y) shall in no event be less than an amount that will enable the Corporation to meet both its tax obligations and its obligations pursuant to the Tax Receivable Agreement for the relevant Taxable Year; provided further that, in the case of each Member, such Assumed Tax Liability shall take into account any Code Section 704(c) allocations (including “reverse” 704(c) allocations) to the Member.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Black-Out Period” means any “black-out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Redeeming Member is subject (or will be subject at such time as it owns Class A Common Stock), which period restricts the ability of such Redeeming Member to immediately resell shares of Class A Common Stock to be delivered to such Redeeming Member in connection with a Share Settlement.

“Blockers” means, collectively, ACON Funko AIV Blocker, ACON Funko Co-Invest Blocker and Quadren Blocker.

“Blocker Roll Up” has the meaning set forth in the recitals to this Agreement.

“Book Value” means, with respect to any Company property, the Company’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation Section 1.704-1(b)(2)(iv)(d)-(g).

“Business Day” means any day other than a Saturday or a Sunday or a day on which banks located in New York City, New York generally are authorized or required by Law to close.

“Capital Account” means the capital account maintained for a Member in accordance with Section 5.01.

“Capital Contribution” means, with respect to any Member, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Member (or such Member’s predecessor) contributes (or is deemed to contribute) to the Company pursuant to Article III hereof.

“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the Redeemed Units Equivalent.

“Cerberus Warrants” has the meaning set forth in the recitals to this Agreement.

“Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of the State of Delaware, as amended or amended and restated from time to time.

“Class A Common Stock” has the meaning set forth in the recitals to this Agreement.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Unit” means a Unit representing a fractional part of the Company Interests of the Members and having the rights and obligations specified with respect to the Common Units in this Agreement.

“Common Unit Redemption Price” means the arithmetic average of the volume weighted average prices for a share of Class A Common Stock (or any class of stock into which it has been converted) on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Redemption Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock.  If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Manager (through its board of directors, including a majority of the independent directors (within the meaning of the rules of the Stock Exchange)) shall determine the Common Unit Redemption Price in good faith.

“Common Unitholder” means a Member who is the registered holder of Common Units.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Interest” means the interest of a Member in Profits, Losses and Distributions.

“Contribution Notice” has the meaning set forth in Section 11.01(b).

“Corporate Board” means the Board of Directors of the Corporation.

“Corporate Incentive Award Plan” means the 2017 Incentive Award Plan of the Corporation, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Corporation” has the meaning set forth in the recitals to this Agreement, together with its successors and assigns.

“Credit Agreements” means any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Company or any of its Subsidiaries is or becomes a borrower, as such instruments or agreements may be amended, restated, supplemented or otherwise modified from time to time and including any one or more refinancing or replacements thereof, in whole or in part, with any other debt facility or debt obligation, for as long as the payee or creditor to whom the Company or any of its Subsidiaries owes such obligation is not an Affiliate of the Company, including the Term Loan B Facility.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del.C. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“Direct Exchange” has the meaning set forth in Section 11.03(a).

“Distributable Cash” means, as of any relevant date on which a determination is being made by the Manager regarding a potential distribution pursuant to Section 4.01(a), the amount of cash that could be distributed by the Company for such purposes in accordance with the Credit Agreements (and without otherwise violating any applicable provisions of any of the Credit Agreements).

“Distribution” (and, with a correlative meaning, “Distribute”) means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units or (b) any other payment made by the Company to a Member that is not properly treated as a “distribution” for purposes of Sections 731, 732, or 733 or other applicable provisions of the Code.

“Distribution Tax Rate” means a rate equal to the highest effective marginal combined federal, state and local income tax rate for a Fiscal Year applicable to corporate or individual taxpayers that may potentially apply to any Member for such Fiscal Year, taking into account the character of the relevant tax items (e.g., ordinary or capital) and the deductibility of state and local income taxes for federal income tax purposes (but only to the extent such taxes are deductible under the Code), as reasonably determined by the Manager.

“Drawbridge Warrants” has the meaning set forth in the recitals to this Agreement.

“Effective Time” has the meaning set forth in the preamble to this Agreement.

“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or the Corporation.

“Equity Securities” means (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Company or any Subsidiary of the Company), (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company.

“Event of Withdrawal” means the expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company.  “Event of Withdrawal” shall not include an event that (a) terminates the existence of a Member for income tax purposes (including, without limitation, (i) a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, (ii) termination of a partnership pursuant to Code Section 708(b)(1)(B), (iii) a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or (iv) merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member) but that (b) does not terminate the existence of such Member under applicable state law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

“Exchange Election Notice” has the meaning set forth in Section 11.03(b).

“Fair Market Value” means, with respect to any asset, its fair market value determined according to Article XV.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Section 706 of the Code.

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.02.

“Funko International” means Funko International, LLC, a Delaware limited liability company, and its Permitted Transferees.

“Funko Merger Sub 1” means Funko Merger Sub 1, L.L.C.

“Funko Merger Sub 2” means Funko Merger Sub 2, L.L.C.

“Funko Merger Sub 3” means Funko Merger Sub 3, L.L.C.

“Fundamental” means Funko International and Fundamental Capital together.

“Fundamental Capital” means Fundamental Capital, LLC, a Delaware limited liability company, and its Permitted Transferees.

“GenPar” means ACON Equity GenPar, L.L.C., a Delaware limited liability company.

“Governmental Entity” means (a) the United States of America, (b) any other sovereign nation, (c) any state, province, district, territory or other political subdivision of (a) or (b) of this definition, including any county, municipal or other local subdivision of the foregoing, or (d) any entity exercising executive, legislative, judicial, regulatory or administrative functions of government on behalf of (a), (b) or (c) of this definition.

“Indemnified Person” has the meaning set forth in Section 7.04(a).

“Initial LLC Agreement” has the meaning set forth in the recitals to this Agreement.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“IPO” has the meaning set forth in the recitals to this Agreement.

“IPO Common Unit Subscription” has the meaning set forth in Section 3.03(b).

“IPO Common Unit Subscription Agreement” means that certain Common Unit Subscription Agreement, dated as of the date of this Agreement, by and between the Corporation and the Company.

“IPO Net Proceeds” has the meaning set forth in the recitals to this Agreement.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory body, agency or other political subdivision thereof.

“liquidator” has the meaning set forth in Section 14.02.

“LLC Employee” means an employee of, or other service provider (including, without limitation, any management member whether or not treated as an employee for the purposes of U.S. federal income tax) to, the Company or any of its Subsidiaries, in each case acting in such capacity.

“Losses” means items of Company loss or deduction determined according to Section 5.01(b).

“Manager” has the meaning set forth in Section 6.01.

“Market Price” means, with respect to a share of Class A Common Stock as of a specified date, the last sale price per share of Class A Common Stock, regular way, or if no such sale took place on such day, the average of the closing bid and asked prices per share of Class A Common Stock, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Stock Exchange or, if the Class A Common Stock is not listed or admitted to trading on the Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in shares of Class A Common Stock selected by the Corporate Board or, in the event that no trading price is available for the shares of Class A Common Stock, the fair market value of a share of Class A Common Stock, as determined in good faith by the Corporate Board.

“Member” means, as of any date of determination, (a) each of the members named on the Schedule of Members and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XII, but in each case only so long as such Person is shown on the Company’s books and records as the owner of one or more Units, each in its capacity as a member of the Company.  The Members shall constitute a single class or group of members for purposes of the Delaware Act.

“Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulation Section 1.704-2(d).

“Net Loss” means, with respect to a Fiscal Year, the excess if any, of Losses for such Fiscal Year over Profits for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04).

“Net Profit” means, with respect to a Fiscal Year, the excess if any, of Profits for such Fiscal Year over Losses for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 5.03 and Section 5.04).

“Officer” has the meaning set forth in Section 6.01(b).

“Optionee” means a Person to whom a stock option is granted under any Stock Option Plan.

“Original Class A Units” has the meaning set forth in the recitals to this Agreement.

“Original Common Units” has the meaning set forth in the recitals to this Agreement.

“Original HR Units” has the meaning set forth in the recitals to this Agreement.

“Original Options” has the meaning set forth in the recitals to this Agreement.

“Original SP Units” means SP Units, as defined in Section 2.1(a) of the Initial LLC Agreement.

“Original Units” has the meaning set forth in the recitals to this Agreement.

“Original Warrants” has the meaning set forth in the recitals to this Agreement.

“Other Agreements” has the meaning set forth in Section 10.04.

“Over-Allotment Contribution” has the meaning set forth in Section 3.03(b).

“Over-Allotment Option” has the meaning set forth in the recitals to this Agreement.

“Over-Allotment Option Net Proceeds” has the meaning set forth in the recitals to this Agreement.

“Partnership Representative” has the meaning set forth in Section 9.03(b).

“Percentage Interest” means, as among an individual class of Units and with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing such Member’s Units of such class by the total Units of all Members of such class at such time.  The Percentage Interest of each Member shall be calculated to the 4th decimal place.

“Permitted Transfer” has the meaning set forth in Section 10.02.

“Permitted Transferee” has the meaning set forth in Section 10.02.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Pre-IPO Members” has the meaning set forth in the recitals to this Agreement.

“Pro rata,” “pro rata portion,” “according to their interests,” “ratably,” “proportionately,” “proportional,” “in proportion to,” “based on the number of Units held,” “based upon the percentage of Units held,” “based upon the number of Units outstanding,” and other terms with similar meanings, when used in the context of a number of Units of the Company relative to other Units, means as amongst an individual class of Units, pro rata based upon the number of such Units within such class of Units.

“Profits” means items of Company income and gain determined according to Section 5.01(b).

“Pubco Offer has the meaning set forth in Section 10.09(a).

“Quadren Blocker” means Quadren Investment Inc.

“Quarterly Tax Distribution” has the meaning set forth in Section 4.01(b)(i).

“Recapitalization” has the meaning set forth in the recitals to this Agreement.

“Redeemed Units” has the meaning set forth in Section 11.01(a).

“Redeemed Units Equivalent” means the product of (a) the applicable number of Redeemed Units, times (b) the Common Unit Redemption Price.

“Redeeming Member” has the meaning set forth in Section 11.01(a).

“Redemption” has the meaning set forth in Section 11.01(a).

“Redemption Date” has the meaning set forth in Section 11.01(a).

“Redemption Notice” has the meaning set forth in Section 11.01(a).

“Redemption Right” has the meaning set forth in Section 11.01(a).

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the date of this Agreement, by and among the Corporation, certain of the Members as of the Effective Time and certain other persons whose signatures are affixed thereto (together with any joinder thereto from time to time by any successor or assign to any party to such agreement).

“Retraction Notice” has the meaning set forth in Section 11.01(c).

“Revised Partnership Audit Provisions” means Section 1101 of Title XI (Revenue Provisions Related to Tax Compliance) of the Bipartisan Budget Act of 2015, H.R. 1314, Public Law Number 114-74.

“Schedule of Members” has the meaning set forth in Section 3.01(b).

“SEC” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.  Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.

“Share Settlement” means a number of shares of Class A Common Stock equal to the number of Redeemed Units.

“Sponsor Person” has the meaning set forth in Section 7.04(d).

“Stock Exchange” means the NASDAQ.

“Stockholders Agreement” means that certain stockholders agreement, dated as of November 1, 2017, by and among the Corporation and the other Persons party thereto (as it may be amended from time to time in accordance with its terms).

“Stock Option Plan” means any stock option plan now or hereafter adopted by the Company or by the Corporation, including the Corporate Incentive Award Plan.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 12.01.

“Tax Distributions” has the meaning set forth in Section 4.01(b)(i).

“Tax Matters Partner” has the meaning set forth in Section 9.03(a).

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as the date of this Agreement, by and among the Corporation, on the one hand, and the Members as of the Effective Time, on the other hand (together with any joinder thereto from time to time by any successor or assign to any party to such agreement).

“Taxable Year” means the Company’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02.

“Term Loan B Facility” means that certain Financing Agreement, dated as of October 30, 2015, by and among the Company, as a borrower, Funko Holdings LLC, as a borrower, and Funko, LLC, as a borrower, the guarantors that may become party thereto, the lenders from time to time party thereto, Cerberus Business Finance, LLC, as Collateral Agent, and PNC Bank, National Association, as Administrative Agent, as amended from time to time.

“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, redemption, pledge, encumbrance or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units.

“Treasury Regulations” means the tax regulations promulgated under the Code and any corresponding provisions of succeeding regulations.

“Underwriting Agreement” means the Underwriting Agreement, dated as of November 1, 2017, by and among the Corporation, the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

“Unit” means a Company Interest of a Member or a permitted Assignee in the Company representing a fractional part of the Company Interests of all Members and Assignees as may be established by the Manager from time to time in accordance with Section 3.02; provided, however, that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement, and the Company Interest represented by such class or group of Units shall be determined in accordance with such relative rights, powers and duties.

“Unitholder” means a Common Unitholder and any Member who is the registered holder of any other class of Units, if any.

“Unvested Corporate Shares” means shares of Class A Common Stock issuable pursuant to awards granted under the Corporate Incentive Award Plan that are not Vested Corporate Shares.

“Value” means (a) for any Stock Option Plan, the Market Price for the Trading Day immediately preceding the date of exercise of a stock option under such Stock Option Plan and (b) for any Equity Plan other than a Stock Option Plan, the Market Price for the Trading Day immediately preceding the Vesting Date.

“Vested Corporate Shares” means the shares of Class A Common Stock issued pursuant to awards granted under the Corporate Incentive Award Plan that are vested pursuant to the terms thereof or any award or similar agreement relating thereto.

“Vesting Date” has the meaning set forth in Section 3.10(c)(ii).

Article II.

ORGANIZATIONAL MATTERS

Section 2.01Formation of Company.  The Company was formed on September 24, 2015 pursuant to the provisions of the Delaware Act.

Section 2.02Second Amended and Restated Limited Liability Company Agreement.  The Members hereby execute this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act.  The Members hereby agree that during the term of the Company set forth in Section 2.06 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act.  No provision of this Agreement shall be in violation of the Delaware Act and to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement. Neither any Member nor the Manager nor any other Person shall have appraisal rights with respect to any Company Interests (including any Units).

Section 2.03Name.  The name of the Company shall be “Funko Acquisition Holdings, L.L.C.” The Manager in its sole discretion may change the name of the Company at any time and from time to time.  Notification of any such change shall be given to all of the Members and, to the extent practicable, to all of the holders of any Equity Securities then outstanding.  The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager.

Section 2.04Purpose.  The primary business and purpose of the Company shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the Manager in accordance with the terms and conditions of this Agreement.

Section 2.05Principal Office; Registered Office.  The principal office of the Company shall be at 2802 Wetmore Avenue, Everett, Washington, 98201 or such other place as the Manager may from time to time designate.  The address of the registered office of the Company in the State of Delaware shall be c/o Corporation Service Company, 251 Little Falls Drive, Suite 400, in the City of Wilmington, State of Delaware, 19808, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be Corporation Service Company.  The Manager may from time to time change the Company’s registered agent and registered office in the State of Delaware.

Section 2.06Term.  The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until dissolution of the Company in accordance with the provisions of Article XIV.

Section 2.07No State-Law Partnership.  The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture,

and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.07, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise.  The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

Article III.

MEMBERS; UNITS; CAPITALIZATION

Section 3.01Members.

(a)At the Effective Time and concurrently with the IPO Common Unit Subscription and completion of the Blocker Roll Up (save for item (b)(ii) as described therein, which shall occur immediately after the Effective Time), the Corporation shall be automatically admitted to the Company as a Member.

(b)The Company shall maintain a schedule setting forth: (i) the name and address of each Member; (ii) the aggregate number of outstanding Units and the number and class of Units held by each Member; (iii) the aggregate amount of cash Capital Contributions that has been made by the Members with respect to their Units; and (iv) the Fair Market Value of any property other than cash contributed by the Members with respect to their Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) (such schedule, the “Schedule of Members”).  The applicable Schedule of Members in effect as of the Effective Time and after giving effect to the Recapitalization and completion of the Blocker Roll Up is set forth as Schedule 2 attached to this Agreement.  The Schedule of Members shall be the definitive record of ownership of each Unit of the Company and all relevant information with respect to each Member.  The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act.

(c)No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to (i) loan any money or property to the Company, (ii) borrow any money or property from the Company or (iii) make any additional Capital Contributions.

Section 3.02Units.

(a)Interests in the Company shall be represented by Units, or such other securities of the Company, in each case as the Manager may establish in its discretion (subject to any limitations prescribed by the Stockholders Agreement) in accordance with the terms and subject to the restrictions hereof.  At the Effective Time, the Units will be comprised of a single class of Common Units.

(b)Subject to Section 3.04(a) and any limitations prescribed in the Stockholders Agreement, the Manager may (i) issue additional Common Units at any time in its sole discretion and (ii) create one or more classes or series of Units or preferred Units solely to the extent such new class or series of Units or preferred Units are substantially equivalent to a class of common stock of the Corporation or class or series of preferred stock of the Corporation; provided, that as long as there are any Members (other than the Corporation and the Blockers) (i) no such new class or series of Units may deprive such Members of, or dilute or reduce, the allocations and distributions they would have received, and the other rights and benefits to which they would have been entitled, in respect of their Company Interest if such new class or series of Units had not been created and (ii) no such new class or series of Units may be issued, in each case, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the aggregate distributions that would be made in respect of such new class or series of Units if the Company were liquidated immediately after the issuance of such new class or series of Units.

(c)To the extent required pursuant to Section 3.04(a) or Section 3.10, as applicable, the Manager may amend this Agreement, without the consent of any Member or any other Person, in connection with the creation and issuance of such classes or series of Units, subject to Sections 16.03(b) and Section 16.03(d) hereof and any limitations prescribed by the Stockholders Agreement.

Section 3.03Recapitalization; the Corporation’s Capital Contribution; the Corporation’s Purchase of Common Units; Member Distribution.

(a)Recapitalization.  In connection with the Recapitalization, the number of Original Class A Units, Original SP Units, Original Common Units and Original HR Units that were issued and outstanding and held by the Pre-IPO Members prior to the Effective Time as set forth opposite to the respective Pre-IPO Member in Schedule 1 are hereby converted, as of the Effective Time, and after giving effect to the Recapitalization and completion of the Blocker Roll Up, into the number of Common Units set forth opposite the name of the respective Member on the Schedule of Members attached hereto as Schedule 2, and such Common Units are hereby issued and outstanding as of the Effective Time and the holders of such Common Units hereby continue as Members.

(b)The Corporation’s Common Unit Agreement.  Following the Recapitalization, the Corporation will acquire 10,416,666 newly issued Common Units in exchange for a portion of the IPO Net Proceeds payable to the Company upon consummation of the IPO pursuant to the IPO Common Unit Subscription Agreement with the Company (the “IPO Common Unit Subscription”).  The IPO Common Unit Subscription shall be reflected on the Schedule of Members.  In addition, to the extent the underwriters in the IPO exercise the Over-Allotment Option in whole or in part, upon the exercise of the Over-Allotment Option, the Corporation will contribute a portion of the

Over-Allotment Option Net Proceeds to the Company in exchange for newly issued Common Units pursuant to the IPO Common Unit Subscription Agreement, and such issuance of additional Common Units shall be reflected on the Schedule of Members (the “Over-Allotment Contribution”).  The number of Common Units issued in the Over-Allotment Contribution, in the aggregate, shall be equal to the number of shares of Class A Common Stock issued by the Corporation in such exercise of the Over-Allotment Option.  For the avoidance of doubt, the Corporation shall be admitted as a Member with respect to all Common Units it holds from time to time.

Section 3.04Authorization and Issuance of Additional Units.

(a)The Company shall undertake all actions, including, without limitation, an issuance, reclassification, distribution, division or recapitalization, with respect to the Common Units, to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation, directly or indirectly, and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining the one-to-one ratio, (i) Unvested Corporate Shares, (ii) treasury stock or (iii) preferred stock or other debt or equity securities (including without limitation warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for Class A Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the Company). In the event the Corporation issues, transfers or delivers from treasury stock or repurchases Class A Common Stock in a transaction not contemplated in this Agreement, the Manager shall take all actions such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of outstanding Common Units owned by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock.  In the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems the Corporation’s preferred stock in a transaction not contemplated in this Agreement, the Manager shall have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) equity interests in the Company which (in the good faith determination by the Manager) are in the aggregate substantially equivalent to the outstanding preferred stock of the Corporation so issued, transferred, delivered, repurchased or redeemed.  The Company shall not undertake any subdivision (by any Common Unit split, Common Unit distribution, reclassification, recapitalization or similar event) or combination (by reverse Common Unit split, reclassification, recapitalization or similar event) of the Common Units that is not accompanied by an identical subdivision or combination of Class A Common Stock to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, unless such action is necessary to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock as contemplated by the first sentence of this Section 3.04(a).

(b)The Company shall only be permitted to issue additional Common Units, and/or establish other classes of Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02, this Section 3.04, Section 3.10 and Section 3.11.  Subject to the foregoing, the Manager may cause the Company to issue additional Common Units authorized under this Agreement and/or establish other classes of Units or other Equity Securities in the Company at such times and upon such terms as the Manager shall determine and the Manager shall amend this Agreement as necessary in connection with the issuance of additional Common Units and admission of additional Members under this Section 3.04 without the requirement of any consent or acknowledgement of any other Member.

Section 3.05Repurchase or Redemption of shares of Class A Common Stock.  If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the Corporation for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem a corresponding number of Common Units held (directly or indirectly) by the Corporation, at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Class A Common Stock being repurchased or redeemed by the Corporation (plus any expenses related thereto) and upon such other terms as are the same for the shares of Class A Common Stock being repurchased or redeemed by the Corporation. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make any repurchase or redemption if such repurchase or redemption would violate any applicable Law.

Section 3.06Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a)Units shall not be certificated unless otherwise determined by the Manager.  If the Manager determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer, Chief Financial Officer, General Counsel or any other officer designated by the Manager, representing the number of Units held by such holder.  Such certificate shall be in such form (and shall contain such legends) as the Manager may determine.  Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law.  The Manager agrees that it shall not elect to treat any Unit as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless thereafter all Units then outstanding are represented by one or more certificates.

(b)If Units are certificated, the Manager may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Manager of an affidavit of the owner or owners of such certificate, setting forth such allegation.  The

Manager may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

(c)Upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books.  Subject to the provisions of this Agreement, the Manager may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

Section 3.07Negative Capital Accounts.  No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

Section 3.08No Withdrawal.  No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

Section 3.09Loans From Members.  Loans by Members to the Company shall not be considered Capital Contributions.  Subject to the provisions of Section 3.01(c), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

Section 3.10Corporate Stock Option Plans and Equity Plans.

(a)Options Granted to Persons other than LLC Employees.  If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to a Person other than an LLC Employee is duly exercised:

(i)The Corporation shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to the exercise price paid to the Corporation by such exercising Person in connection with the exercise of such stock option.

(ii)Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 3.10(a)(i), the Corporation shall be deemed to have contributed to the Company as a Capital Contribution, in lieu of the Capital Contribution actually made and in consideration of additional Common Units, an amount equal to the Value of a share of Class A Common Stock as of the date of such exercise multiplied by the number of shares of Class A Common Stock then being issued by the Corporation in connection with the exercise of such stock option.

(iii)The Corporation shall receive in exchange for such Capital Contributions (as deemed made under Section 3.10(a)(ii)), a number of Common Units equal to the number of shares of Class A Common Stock for which such option was exercised.

(b)Options Granted to LLC Employees.  If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted over shares of Class A Common Stock to an LLC Employee is duly exercised:

(i)The Corporation shall sell to the Optionee, and the Optionee shall purchase from the Corporation, for a cash price per share equal to the Value of a share of Class A Common Stock at the time of the exercise, the number of shares of Class A Common Stock equal to the quotient of (x) the exercise price payable by the Optionee in connection with the exercise of such stock option divided by (y) the Value of a share of Class A Common Stock at the time of such exercise.

(ii)The Corporation shall sell to the Company (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Corporation shall sell to such Subsidiary), and the Company (or such Subsidiary, as applicable) shall purchase from the Corporation, a number of shares of Class A Common Stock equal to the excess of (x) the number of shares of Class A Common Stock as to which such stock option is being exercised over (y) the number of shares of Class A Common Stock sold pursuant to Section 3.10(b)(i) hereof.  The purchase price per share of Class A Common Stock for such sale of shares of Class A Common Stock to the Company (or such Subsidiary) shall be the Value of a share of Class A Common Stock as of the date of exercise of such stock option.

(iii)The Company shall transfer to the Optionee (or if the Optionee is an employee of, or other service provider to, a Subsidiary, the Subsidiary shall transfer to the Optionee) at no additional cost to such LLC Employee and as additional compensation (and not a distribution) to such LLC Employee, the number of shares of Class A Common Stock described in Section 3.10(b)(ii).

(iv)The Corporation shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by the Corporation in connection with the exercise of such stock option.  The Corporation shall receive for such Capital Contribution, a number of Common Units equal to the number of shares of Class A Common Stock for which such option was exercised.

(c)Restricted Stock Granted to LLC Employees.  If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any shares of Class A Common Stock are issued to an LLC Employee (including any shares of Class

A Common Stock that are subject to forfeiture in the event such LLC Employee terminates his or her employment with the Company or any Subsidiary) in consideration for services performed for the Company or any Subsidiary:

(i)The Corporation shall issue such number of shares of Class A Common Stock as are to be issued to such LLC Employee in accordance with the Equity Plan;

(ii)On the date (such date, the “Vesting Date”) that the Value of such shares is includible in taxable income of such LLC Employee, the following events will be deemed to have occurred: (1) the Corporation shall be deemed to have sold such shares of Class A Common Stock to the Company (or if such LLC Employee is an employee of, or other service provider to, a Subsidiary, to such Subsidiary) for a purchase price equal to the Value of such shares of Class A Common Stock, (2) the Company (or such Subsidiary) shall be deemed to have delivered such shares of Class A Common Stock to such LLC Employee, (3) the Corporation shall be deemed to have contributed the purchase price for such shares of Class A Common Stock to the Company as a Capital Contribution, and (4) in the case where such LLC Employee is an employee of a Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary; and

(iii)The Company shall issue to the Corporation on the Vesting Date a number of Units equal to the number of shares of Class A Common Stock issued under Section 3.10(c)(i) in consideration for a Capital Contribution that the Corporation is deemed to make to the Company pursuant to clause (3) of Section 3.10(c)(ii) above.

(d)Future Stock Incentive Plans.  Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Corporation, the Company or any of their respective Affiliates.  The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Corporation, amendments to this Section 3.10 may become necessary or advisable and that any approval or consent to any such amendments requested by the Corporation shall be deemed granted by the Manager and the Members, as applicable, without the requirement of any further consent or acknowledgement of any other Member.

(e)Anti-dilution adjustments.  For all purposes of this Section 3.10, the number of shares of Class A Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Stock Option Plan or other Equity Plan and applicable award or grant documentation.

Section 3.11Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan.  Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Units.  Upon such contribution, the Company will issue to the Corporation a number of Units equal to the number of new shares of Class A Common Stock so issued.

Article IV.

DISTRIBUTIONS

Section 4.01Distributions.

(a)Distributable Cash; Other Distributions.  To the extent permitted by applicable Law and hereunder, Distributions to Members may be declared by the Manager out of Distributable Cash or other funds or property legally available therefor in such amounts, at such time and on such terms (including the payment dates of such Distributions) as the Manager shall determine using such record date as the Manager may designate. All Distributions made under this Section 4.01 shall be made to the Members as of the close of business on such record date on a pro rata basis in accordance with each Member’s Percentage Interest (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v)) as of the close of business on such record date; provided, however, that the Manager shall have the obligation to make Distributions as set forth in Sections 4.01(b) and 14.02; provided, further, that notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Member to the extent such Distribution would render the Company insolvent or violate the Delaware Act.  For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due.  Promptly following the designation of a record date and the declaration of a Distribution pursuant to this Section 4.01(a), the Manager shall give notice to each Member of the record date, the amount and the terms of the Distribution and the payment date thereof.  In furtherance of the foregoing, it is intended that the Manager shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions to the Members pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to meet its obligations, including its obligations pursuant to the Tax Receivable Agreement (to the extent such obligations are not otherwise able to be satisfied as a result of Tax Distributions required to be made pursuant to Section 4.01(b)).

(b)Tax Distributions.

(i)With respect to each Fiscal Year, the Company shall, to the extent permitted by applicable Law, make cash distributions (“Tax Distributions”) to each Member in accordance with, and to the extent of, such Member's Assumed Tax Liability.  Tax Distributions pursuant to this Section 4.01(b)(i) shall be estimated by the Company on a quarterly basis and, to the extent feasible, shall be distributed to the Members (together with a statement showing the calculation of such Tax Distribution and an estimate of the Company's net taxable income allocable to each Member for such period) on a quarterly basis on April 15th, June 15th, September 15th and January 15th (of the succeeding year) (or such other dates for which individuals are required to make quarterly estimated tax payments for U.S. federal income tax purposes) (each, a “Quarterly Tax Distribution”); provided, that the foregoing shall not restrict the Company from making a Tax Distribution on any other date. Quarterly Tax Distributions shall take into account the estimated taxable income or loss of the Company for the Fiscal Year through the end of the relevant quarterly period.  A final accounting for Tax Distributions shall be made for each Fiscal Year after the allocation of the Company's actual net taxable income or loss has been determined and any shortfall in the amount of Tax Distributions a Member received for such Fiscal Year based on such final accounting shall promptly be distributed to such Member.  For the avoidance of doubt, any excess Tax Distributions a Member receives with respect to any Fiscal Year shall reduce future Tax Distributions otherwise required to be made to such Member with respect to any subsequent Fiscal Year.

(ii)To the extent a Member otherwise would be entitled to receive less than its Percentage Interest of the aggregate Tax Distributions to be paid pursuant to this Section 4.01(b) (other than any distributions made pursuant to Section 4.01(b)(v)) on any given date, the Tax Distributions to such Member shall be increased to ensure that all Distributions made pursuant to this Section 4.01(b) are made pro rata in accordance with the Members’ respective Percentage Interests.  If, on a Tax Distribution Date, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Distributions pursuant to this Section 4.01(b) shall be made to the Members to the extent of available funds in accordance with their Percentage Interests and the Company shall make future Tax Distributions as soon as funds become available sufficient to pay the remaining portion of the Tax Distributions to which such Members are otherwise entitled.

(iii)In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Member’s Assumed Tax Liability for any taxable year (other than an audit conducted pursuant to the Revised Partnership Audit Provisions for which no election is made pursuant to Section 6226 thereof), or in the event the Company files an amended tax return, each Member’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest or penalties).  Any shortfall in the amount of Tax Distributions the Members and former Members received for the relevant taxable years based on such recalculated Assumed Tax Liability promptly shall be distributed to such Members and the successors of such former Members, except, for the avoidance of doubt, to the extent Distributions were made to such Members and former Members pursuant to Section 4.01(a) and this Section 4.01(b) in the relevant taxable years sufficient to cover such shortfall.

(iv)Notwithstanding the foregoing, Tax Distributions pursuant to this Section 4.01(b) (other than, for the avoidance of doubt, any distributions made pursuant to Section 4.01(b)(v)), if any, shall be made to a Member only to the extent all previous Tax Distributions to such Member pursuant to Section 4.01(b) with respect to the Fiscal Year are less than the Tax Distributions such Member otherwise would have been entitled to receive with respect to such Fiscal Year pursuant to this Section 4.01(b).

(v)Notwithstanding the foregoing and anything to the contrary in this Agreement, a final accounting for tax distributions under the Initial LLC Agreement in respect of the taxable income of the Company for the portion of the Fiscal Year of the Company that ends on closing date of the IPO shall be made by the Company following the closing date of the IPO and, based on such final accounting, the Company shall make a tax distribution to the Pre-IPO Members (or in the case of any Pre-IPO Member that no longer exists, the successor of such Pre-IPO Member) in accordance with the applicable terms of the Initial LLC Agreement to the extent of any shortfall in the amount of tax distributions the Pre-IPO Members received prior to the closing date of the IPO with respect to taxable income of the Company for such portion of such Fiscal Year that will be allocated to the Pre-IPO Members pursuant to Section 706 of the Code. For the avoidance of doubt, the amount of the Tax Distribution to be made pursuant to this Section 4.01(b)(v) shall be calculated pursuant to Section 3.1(a) of the Initial LLC Agreement.

Article V.

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

Section 5.01Capital Accounts.

(a)The Company shall maintain a separate Capital Account for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv).  For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property.

(b)For purposes of computing the amount of any item of Company income, gain, loss or deduction to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Members, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that:

(i)The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for U.S. federal income tax purposes.

(ii)If the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii)Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

(iv)Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

(v)To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

Section 5.02Allocations.  Except as otherwise provided in Section 5.03 and Section 5.04, Net Profits and Net Losses for any Fiscal Year or Fiscal Period shall be allocated among the Capital Accounts of the Members pro rata in accordance with their respective Percentage Interests.

Section 5.03Regulatory Allocations.

(a)Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i).  If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

(b)Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Members in accordance with their Percentage Interests.  Except as otherwise provided in Section 5.03(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Member shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f).  This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c)If any Member that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)

has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit.  This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d)If the allocation of Net Losses to a Member as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Member only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit.  The Net Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Member shall be allocated to the other Members in accordance with their relative Percentage Interests, subject to this Section 5.03(d).

(e)Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

(f)The allocations set forth in Section 5.03(a) through and including Section 5.03(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations.  The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Profit and Loss of the Company or make Distributions.  Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss shall be reallocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Members to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations.  In general, the Members anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Members so that the net amount of the Regulatory Allocations and such special allocations to each such Member is zero.  In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership minimum gain, or in partner nonrecourse debt minimum gain, and application of the minimum gain chargeback requirements set forth in Section 5.03(a) or Section 5.03(b) would cause a distortion in the economic arrangement among the Members, the Members may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such minimum gain chargeback requirements.  If such request is granted, this Agreement shall be applied in such instance as if it did not contain such minimum gain chargeback requirement.

Section 5.04Final Allocations.  Notwithstanding any contrary provision in this Agreement except Section 5.03, the Manager shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Company among) the Members upon the liquidation of the Company (within the meaning of Section 1.704 1(b)(2)(ii)(g) of the Treasury Regulations), the transfer of substantially all the Units (whether by sale or exchange or merger) or sale of all or substantially all the assets of the Company, such that, to the maximum extent possible, the Capital Accounts of the Members are proportionate to their Percentage Interests.  In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Fiscal Year of the event requiring such adjustments or allocations.

Section 5.05Tax Allocations.

(a)The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided that if any such allocation is not permitted by the Code or other applicable Law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b)Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulations Section 1.704-3(b).

(c)If the Book Value of any Company asset is adjusted pursuant to Section 5.01(b), including adjustments to the Book Value of any Company asset in connection with the execution of this Agreement, subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value using the traditional method set forth in Treasury Regulations Section 1.704-3(b).

(d)Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

(e)For purposes of determining a Member’s share of the Company’s “excess nonrecourse liabilities” within the meaning of Treasury Regulation Section 1.752-3(a)(3), each Member’s interest in income and gain shall be determined pursuant to any proper method, as reasonably determined by the Manager; provided, that each year the Manager shall use its reasonable best efforts (using in all instances any proper method, including without limitation the “additional method” described in Treasury Regulation Section 1.752-3(a)(3))) to allocate a sufficient amount of the excess nonrecourse liabilities to those Members who would have at the end of the applicable Taxable Year, but for such allocation, taxable income due to the deemed distribution of money to such Member pursuant to Section 752(b) of the Code that is in excess of such Member’s adjusted tax basis in its Units; and provided, further, that, in making such allocations of the Company’s “excess nonrecourse liabilities” in the year of the IPO, the Manager shall, to the extent permissible under law,  use the methodology used in the illustration attached hereto as Exhibit C (for the avoidance of doubt, in making allocations of the Company’s “excess nonrecourse liabilities” in accordance with this Section 5.05(e), the Manager shall be permitted to use the methodology set forth in Exhibit C in subsequent taxable periods as well).

(f)Allocations pursuant to this Section 5.05 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

Section 5.06Indemnification and Reimbursement for Payments on Behalf of a Member.  If the Company is obligated to pay any amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Member or a Member’s status as such (including federal income taxes as a result of Company obligations pursuant to the Revised Partnership Audit Provisions, federal withholding taxes, state personal property taxes and state unincorporated business taxes, but excluding payments such as payroll taxes, withholding taxes, benefits or professional association fees and the like required to be made or made voluntarily by the Company on behalf of any Member based upon such Member’s status as an employee of the Company), then such Person shall indemnify the Company in full for the entire amount paid (including interest, penalties and related expenses).  The Manager may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company under this Section 5.06.  In addition, notwithstanding anything to the contrary, each Member agrees that any Cash Settlement such Member is entitled to receive pursuant to Article XI may be offset by an amount equal to such Member’s obligation to indemnify the Company under this Section 5.06 and that such Member shall be treated as receiving the full amount of such Cash Settlement and paying to the Company an amount equal to such obligation.  A Member’s obligation to make payments to the Company under this Section 5.06 shall survive the termination, dissolution, liquidation and winding up of the Company.  In the event that the Company has been terminated prior to the date such payment is due, such Member shall make such payment to the Manager (or its designee), which shall distribute such funds in accordance with this Agreement.  The Company may pursue and enforce all rights and remedies it may have against each Member under this Section 5.06, including instituting a lawsuit to collect such contribution with interest calculated at a rate per annum equal to the sum of the Base Rate plus 300 basis points (but not in excess of the highest rate per annum permitted by Law).  Each Member hereby agrees to furnish to the Company such information and forms as required or reasonably requested in order to comply with any Laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Member is legally entitled.

Article VI.

MANAGEMENT

Section 6.01Authority of Manager.

(a)Except for situations in which the approval of any Member(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Company shall be exclusively vested in the Corporation, as the sole managing member of the Company (the Corporation, in such capacity, the “Manager”) and (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company.  The Manager shall be the “manager” of the Company for the purposes of the Delaware Act.  Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred on the Members by the Delaware Act with respect to the management and control of the Company.  Any vacancies in the position of Manager shall be filled in accordance with Section 6.04.

(b)The day-to-day business and operations of the Company shall be overseen and implemented by officers of the Company (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the Manager.  An Officer may, but need not, be a Member.  Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he shall resign or shall have been removed in the manner hereinafter provided.  Any one Person may hold more than one office.  Subject to the other provisions in this Agreement (including in Section 6.07 below), the salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Manager.  The authority and responsibility of the Officers shall include, but not be limited to, such duties as the Manager may, from time to time, delegate to them and the carrying out of the Company’s business and affairs on a day-to-day basis.  The existing Officers of the Company as of the Effective Time shall remain in their respective positions and shall be deemed to have been appointed by the Manager.  All Officers shall be, and shall be deemed to be, officers and employees of the Company.  An Officer may also perform one or more roles as an officer of the Manager.  Any Officer may be removed at any time, with or without cause, by the Manager.

(c)The Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity, for the avoidance of doubt, without the prior consent of any Member or any other Person being required, subject to the limitations prescribed by the Stockholders Agreement.

Section 6.02Actions of the Manager.  The Manager may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.07.

Section 6.03Resignation; No Removal.  The Manager may resign at any time by giving written notice to the Members.  Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective.  For the avoidance of doubt, the Members have no right under this Agreement to remove or replace the Manager.

Section 6.04Vacancies. Subject to the limitations prescribed in the Stockholders Agreement, vacancies in the position of Manager occurring for any reason shall be filled by the Corporation (or, if the Corporation has ceased to exist without any successor or assign, then by the holders of a majority in interest of the voting capital stock of the Corporation immediately prior to such cessation).  For the avoidance of doubt, the Members have no right under this Agreement to fill any vacancy in the position of Manager.

Section 6.05Transactions Between Company and Manager.  The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager, provided, that such contracts and dealings (other than contracts and dealings between the Company and its Subsidiaries) are on terms comparable to and competitive with those available to the Company from others dealing at arm’s length or are approved by the Members and otherwise are permitted by the Credit Agreements.  The Members hereby approve each of the contracts or agreements between or among the Manager, the Company and their respective Affiliates entered into on or prior to the date of this Agreement in accordance with the Initial LLC Agreement or that the board of managers has approved in connection with the IPO as of the date of this Agreement, including the IPO Common Unit Subscription Agreement.

Section 6.06Reimbursement for Expenses.  The Manager shall not be compensated for its services as Manager of the Company except as expressly provided in this Agreement.  The Members acknowledge and agree that, upon consummation of the IPO, the Manager’s Class A Common Stock will be publicly traded and therefore the Manager will have access to the public capital markets and that such status and the services performed by the Manager will inure to the benefit of the Company and all Members; therefore, the Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including without limitation all fees, expenses and costs associated with the IPO and all fees, expenses and costs of being a public company (including without limitation public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence.  For the avoidance of doubt, the Manager shall not be reimbursed for any federal, state or local taxes imposed on the Manager or any subsidiary of the Manager (other than taxes paid by the Manager on behalf of the Company and any subsidiary of the Company but only if the taxes paid were the legal liability of the Company and/or any subsidiary of the Company).  In the event that shares of Class A Common Stock are sold to underwriters in the IPO (or in any subsequent public offering) at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to the public in the IPO (or in such subsequent public offering, as applicable) after taking into account underwriters’ discounts or commissions and brokers’

fees or commissions (such difference, the “Discount”) (i) the Manager shall be deemed to have contributed to the Company in exchange for newly issued Common Units the full amount for which such shares of Class A Common Stock were sold to the public and (ii) the Company shall be deemed to have paid the Discount as an expense.  To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.

Section 6.07Delegation of Authority.  The Manager (a) may, from time to time, delegate to one or more Persons such authority and duties as the Manager may deem advisable, and (b) may assign titles (including, without limitation, chief executive officer, president, chief financial officer, chief operating officer, general counsel, senior vice president, vice president, secretary, assistant secretary, treasurer or assistant treasurer) and delegate certain authority and duties to such Persons as the same may be amended, restated or otherwise modified from time to time.  Any number of titles may be held by the same individual.  The salaries or other compensation, if any, of such agents of the Company shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.

Section 6.08Limitation of Liability of Manager.

(a)Except as otherwise provided herein or in an agreement entered into by such Person and the Company, neither the Manager nor any of the Manager’s Affiliates or Manager’s officers, employees or other agents shall be liable to the Company, to any Member that is not the Manager or to any other Person bound by this Agreement for any act or omission performed or omitted by the Manager in its capacity as the sole managing member of the Company pursuant to authority granted to the Manager by this Agreement; provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the Manager’s gross negligence, willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by the Manager or its Affiliates contained herein or in the other agreements with the Company.  The Manager may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care).  The Manager shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the Manager in good faith reliance on such advice shall in no event subject the Manager to liability to the Company or any Member that is not the Manager.

(b)Whenever this Agreement or any other agreement contemplated herein provides that the Manager shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Company or any Member that is not the Manager, the Manager shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles, notwithstanding any other provision of this Agreement or any duty otherwise existing at Law or in equity.

(c)Whenever in this Agreement or any other agreement contemplated herein, the Manager is permitted or required to take any action or to make a decision in its “sole discretion” or “discretion,” with “complete discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable Law and notwithstanding any duty otherwise existing at Law or in equity, have no duty or obligation to give any consideration to any interest of or factors affecting the Company, other Members or any other Person.

(d)Whenever in this Agreement the Manager is permitted or required to take any action or to make a decision in its “good faith” or under another express standard, the Manager shall act under such express standard and, to the extent permitted by applicable Law, shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, notwithstanding any provision of this Agreement or duty otherwise, existing at Law or in equity, and, notwithstanding anything contained herein to the contrary, so long as the Manager acts in good faith, the resolution, action or terms so made, taken or provided by the Manager shall not constitute a breach of this Agreement or impose liability upon the Manager or any of the Manager’s Affiliates and shall be deemed approved by all Members.

Section 6.09Investment Company Act.  The Manager shall use its best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

Section 6.10Outside Activities of the Manager.  The Manager shall not, directly or indirectly, enter into or conduct any business or operations, other than in connection with (a) the ownership, acquisition and disposition of Common Units, (b) the management of the business and affairs of the Company and its Subsidiaries, (c) the operation of the Manager as a reporting company with a class (or classes) of securities registered under Section 12 of the Exchange Act and listed on a securities exchange, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests of the Corporation or the Company or any of its Subsidiaries, (e) financing or refinancing of any type related to the Corporation or the Company, its Subsidiaries or their assets or activities, (f) treasury and treasury management, (g) stock repurchases, (h) the declaration and payment of dividends with respect to any class of securities and (i) such activities as are incidental to the foregoing, subject, with respect to each of the foregoing, to any limitations prescribed by the Stockholders Agreement; provided, however, that, except as otherwise provided herein, the net proceeds of any financing raised by the Manager pursuant to the preceding clauses (d) and (e) shall be made available to the

Company, whether as Capital Contributions, loans or otherwise, as appropriate; provided, further, that the Manager may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Company and its Subsidiaries so long as the Manager takes commercially reasonable measures to ensure that the economic benefits and burdens of such assets are otherwise vested in the Company or its Subsidiaries, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company or any of its Subsidiaries, the Members shall negotiate in good faith to amend this Agreement to reflect such activities and the direct ownership of assets by the Manager.  Nothing contained herein shall be deemed to prohibit the Manager from executing any guarantee of indebtedness of the Company or its Subsidiaries.

Article VII.

RIGHTS AND OBLIGATIONS OF MEMBERS AND MANAGER

Section 7.01Limitation of Liability and Duties of Members.

(a)Except as provided in this Agreement or in the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company and no Member (including without limitation, the Manager) shall be obligated personally for any such debts, obligations, contracts or liabilities of the Company solely by reason of being a Member or the Manager (except to the extent and under the circumstances set forth in any non-waivable provision of the Act).  Notwithstanding anything contained herein to the contrary, to the fullest extent permitted by applicable Law, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

(b)In accordance with the Delaware Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member.  It is the intent of the Members that no Distribution to any Member pursuant to Articles IV or XIV shall be deemed a return of money or other property paid or distributed in violation of the Delaware Act.  The payment of any such money or Distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Delaware Act, and, to the fullest extent permitted by Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person, unless such distribution was made by the Company to its Members in clerical error.  However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c)Notwithstanding any other provision of this Agreement (but subject, and without limitation, to Section 6.08 with respect to the Manager), to the extent that, at Law or in equity, any Member (other than the Manager in its capacity as such) (or any

Member’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of any Member or of any Affiliate of a Member) has duties (including fiduciary duties) to the Company, to the Manager, to another Member, to any Person who acquires an interest in a Company Interest or to any other Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any.  The elimination of duties (including fiduciary duties) to the Company, the Manager, each of the Members, each other Person who acquires an interest in a Company Interest and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Company, the Manager, each of the Members, each other Person who acquires an interest in a Company Interest and each other Person bound by this Agreement.

Section 7.02Lack of Authority.  No Member, other than the Manager or a duly appointed Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company.  The Members hereby consent to the exercise by the Manager of the powers conferred on them by Law and this Agreement.

Section 7.03No Right of Partition.  No Member, other than the Manager, shall have the right to seek or obtain partition by court decree or operation of Law of any Company property, or the right to own or use particular or individual assets of the Company.

Section 7.04Indemnification.

(a)Subject to Section 5.06, the Company hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under applicable Law, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Member or an Affiliate thereof (other than as a result of an ownership interest in the Corporation) or is or was serving as the Manager or a director, officer, employee or other agent of the Manager, or a director, manager, Officer, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided, however, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ gross negligence, willful misconduct or knowing violation of Law or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its Affiliates contained herein or in the other agreements with the Company.  Reasonable expenses, including attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

(b)The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.

(c)The Company shall maintain directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person (and the investment funds, if any, they represent) against any expense, liability or loss described in Section 7.04(a) whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 7.04.  The Company shall use its commercially reasonable efforts to purchase and maintain property, casualty and liability insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the Manager, and the Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.

(d)Notwithstanding anything contained herein to the contrary (including in this Section 7.04), the Company agrees that any indemnification and advancement of expenses available to any current or former Indemnified Person from (i) ACON; (ii) Fundamental or (iii) any investment fund that is an Affiliate of ACON or Fundamental, as applicable, or of the Company, in each case, who was appointed to serve as a director of the Company or served as a Member of the Company by virtue of such Person’s service as a member, director, partner or employee of any such fund prior to or following the Effective Time (any such Person, a “Sponsor Person”) shall be secondary to the indemnification and advancement of expenses to be provided by the Company pursuant to this Section 7.04. Such indemnification and advancement of expenses shall be provided out of and to the extent of Company assets only.  No Member (unless such Member otherwise agrees in writing or is found in a non-appealable decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company. The Company (i) shall be the primary indemnitor of first resort for such Sponsor Person pursuant to this Section 7.04 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Sponsor Person which are addressed by this Section 7.04.

(e)If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law.

(f)From the Effective Time through December 31, 2021, neither the Company nor the Manager shall, and shall not permit their respective Subsidiaries to, amend, repeal or otherwise modify any provision in any such Subsidiary’s certificate or articles of incorporation or formation or bylaws or operating agreement relating to the exculpation or indemnification (including fee advancement) of any officers and/or directors (unless required by Law).  The Company and the Manager shall cause each Subsidiary to honor and perform under all indemnification obligations owed to any of the individuals who were officers and/or directors of such Subsidiary prior to the Effective Time.

Section 7.05Members Right to Act.  For matters that require the approval of the Members, the Members shall act through meetings and written consents as described in paragraphs (a) and (b) below:

(a)Except as otherwise expressly provided by this Agreement, acts by the Members holding a majority of the Units, voting together as a single class, shall be the acts of the Members.  Any Member entitled to vote at a meeting of Members or to express consent or dissent to Company action in writing without a meeting may authorize another person or persons to act for it by proxy.  An electronic mail, telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 7.05(a).  No proxy shall be voted or acted upon after eleven (11) months from the date thereof, unless the proxy provides for a longer period.  A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and that the proxy is coupled with an interest.  Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or, if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

(b)The actions by the Members permitted hereunder may be taken at a meeting called by the Manager or by the Members holding a majority of the Units entitled to vote on such matter on at least five (5) Business Days prior written notice to the other Members entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called.  The actions taken by the Members entitled to vote or consent at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Members entitled to vote or consent as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof.  The actions by the Members entitled to vote or consent may be taken by vote of the Members entitled to vote or consent at a meeting or by written consent (without the requirement of prior notice), so long as such consent (x) is signed by Members having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted and (y) such request for consent in writing was distributed to all Members entitled to vote thereon simultaneously.  Prompt notice of the action so taken, which shall state the purpose or purposes for which such consent is required and may be delivered via email, without a meeting shall be given to those Members entitled to vote or consent who have not consented in writing; provided, however, that the failure to give any such notice shall not affect the validity of the action taken by such written consent.  Any action taken pursuant to such written consent of the Members shall have the same force and effect as if taken by the Members at a meeting thereof.

Section 7.06Inspection Rights.  The Company shall permit each Member and each of its designated representatives to examine the books and records of the Company or any of its Subsidiaries at the principal office of the Company or such other location as the Manager shall reasonably approve during reasonable business hours for any purpose reasonably related to such Member’s Company Interest; provided, that Manager has a right to keep confidential from the Members certain information in accordance with Section 18-305 of the Delaware Act.

Article VIII.

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

Section 8.01Records and Accounting.  The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required pursuant to applicable Laws.  All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles IV and V and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

Section 8.02Fiscal Year.  The Fiscal Year of the Company shall end on December 31 of each year or such other date as may be established by the Manager.

Article IX.

TAX MATTERS

Section 9.01Preparation of Tax Returns.  The Manager shall arrange for the preparation and timely filing of all tax returns required to be filed by the Company.  On or before April 15, June 15, September 15, and December 15 of each Fiscal Year, the Company shall send to each Person who was a Member at any time during the prior quarter, an estimate of such Member’s state tax apportionment information and allocations to the Members of taxable income, gains, losses, deductions and credits for the prior quarter, which estimate shall have been reviewed by the Company’s outside tax accountants.  In addition, no later than (i) March 30 following the end of the prior Fiscal Year, the Company shall provide to each Person that was a Member at any time during such Fiscal Year a statement showing an estimate of such Member’s state tax apportionment information and such Member’s estimated allocations of taxable income, gains, losses, deductions and credits for such Fiscal Year and (ii) July 31 following the end of the prior Fiscal Year, the Company shall send to each Person who was a Member at any time during such Fiscal Year, a statement showing such Member’s final state tax apportionment information and allocations to the Members of taxable income, gains, losses, deductions and credits for such Fiscal Year and a completed IRS Schedule K-1.  The Company shall notify the Members upon receipt of any notice of any material income tax examination of the Company by federal, state or local authorities.  Subject to the terms and conditions of this Agreement and except as otherwise provided in this Agreement, in its capacity as Tax Matters Partner, the Corporation shall have the authority to prepare the tax returns of the Company using such permissible methods and elections as it determines in its reasonable discretion, including without limitation the use of any permissible method under Section 706 of the Code for purposes of determining the varying Company Interests of its Members.

Section 9.02Tax Elections.  The Taxable Year shall be the Fiscal Year set forth in Section 8.02.  The Company and any eligible Subsidiary shall have in effect an election pursuant to Section 754 of the Code, shall not thereafter revoke such election and shall make a new election pursuant to Section 754 to the extent necessary following any “termination” of the Company or the Subsidiary under Section 708 of the Code.  Each Member will upon request supply any information reasonably necessary to give proper effect to any such elections.

Section 9.03Tax Controversies.

(a)With respect to the Tax Year that includes the date of the IPO (and any Tax Year beginning on or before December 31, 2017), the Corporation is hereby designated the Tax Matters Partner of the Company within the meaning given to such term in Section 6231 of the Code (the Corporation, in such capacity, the “Tax Matters Partner”) and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith.  Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings.  The Tax Matters Partner shall keep Members reasonably informed of the progress of any material income tax examinations, audits or other proceedings and all Members shall have the right to observe and participate at their sole expense in any such tax proceedings to the extent permitted by applicable law.  Nothing set forth in this Agreement shall diminish, limit or restrict the rights of any Member under Subchapter C, Chapter 63, Subtitle F of the Code (Code Sections 6221 et seq.).

(b)With respect to Tax Years beginning after December 31, 2017, pursuant to the Revised Partnership Audit Provisions, the Corporation shall be designated and may, on behalf of the Company, at any time, and without further notice to or consent from any Member, act as the “partnership representative” of the Company (within the meaning given to such term in Section 6223 of the Code) (the “Partnership Representative”) for purposes of the Code. The Partnership Representative shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Partnership Representative and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Partnership Representative shall keep Members reasonably informed regarding any material income tax  proceedings, and the Members shall have the right to observe and participate through representatives of their own choosing (at their sole expense) in any such tax proceedings to the extent permitted by applicable law. Nothing herein shall diminish, limit or restrict the rights of any Member under the Revised Partnership Audit Provisions.

Article X.

RESTRICTIONS ON TRANSFER OF UNITS; PREEMPTIVE RIGHTS

Section 10.01Transfers by Members.  No holder of Units shall Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Sections 10.02 and 10.09 or (b) approved in writing by the Manager, in the case of Transfers by any Member other than the Manager, or (c) in the case of Transfers by the Manager, to any Person who succeeds to the Manager in accordance with Section 6.04.  Notwithstanding the foregoing, “Transfer” shall not include an event that terminates the existence of a Member for income tax purposes (including, without limitation, a change in entity classification of a Member under Treasury Regulations Section 301.7701-3, termination of a partnership pursuant to Code Section 708(b)(1)(B), a sale of assets by, or liquidation of, a Member pursuant to an election under Code Sections 336 or 338, or merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member), but that does not terminate the existence of such Member under applicable state Law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

Section 10.02Permitted Transfers.  The restrictions contained in Section 10.01 shall not apply to any of the following (each, a “Permitted Transfer” and each transferee, a “Permitted Transferee”): (i)(A) a Transfer pursuant to a Redemption or Exchange in accordance with Article XI hereof or (B) a Transfer by a Member to the Corporation or any of its Subsidiaries, (ii) a Transfer by any Member to such Member’s spouse, any lineal ascendants or descendants or trusts or other entities in which such Member or Member’s spouse, lineal ascendants or descendants hold (and continue to hold while such trusts or other entities hold Units) 50% or more of such entity’s beneficial interests, (iii) a Transfer pursuant to the Laws of descent and distribution, (iv) a Transfer to a partner, shareholder, member or Affiliated investment fund of such Member (which may include special purpose investment vehicles wholly owned by one or more Affiliated investment funds but shall not include portfolio companies) and (v) any Transfer as shall be necessary to effectuate the Blocker Roll Up; provided, however, that (x) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, and (y) in the case of the foregoing clauses (ii), (iii), (iv) and (v), the Permitted Transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement and, except with respect to the Transfers contemplated by the foregoing clause (v), the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed Permitted Transferee.  In the case of a Permitted Transfer of any Common Units by any Member that is authorized to hold Class B Common Stock in accordance with the Corporation’s certificate of incorporation to a Permitted Transferee in accordance with this Section 10.02, such Member (or any subsequent Permitted Transferee of such Member) shall be required to also transfer an equal number of shares of Class B Common Stock corresponding to the proportion of such Member’s (or subsequent Permitted Transferee’s) Common Units that were transferred in the transaction to such Permitted Transferee.  All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).

Section 10.03Restricted Units Legend.  The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available.  To the extent such Units have been certificated, each certificate evidencing Units and each certificate issued in exchange for or upon the Transfer of any Units (if such securities remain Units as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED ON NOVEMBER 1, 2017, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SPECIFIED IN THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FUNKO ACQUISITION HOLDINGS, L.L.C., AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, AND FUNKO ACQUISITION HOLDINGS, L.L.C. RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER.  A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY FUNKO ACQUISITION

HOLDINGS, L.L.C. TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates (if any) evidencing Units.  The legend set forth above shall be removed from the certificates (if any) evidencing any units which cease to be Units in accordance with the definition thereof.

Section 10.04Transfer.  Prior to Transferring any Units, the Transferring holder of Units shall cause the prospective Permitted Transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate to which the transferor was a party, including without limitation the Stockholders Agreement (collectively, the “Other Agreements”) by executing and delivering to the Company counterparts of this Agreement and any applicable Other Agreements.

Section 10.05Assignee’s Rights.

(a)The Transfer of a Company Interest in accordance with this Agreement shall be effective as of the date of its assignment (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company.  Profits, Losses and other Company items shall be allocated between the Transferor and the Assignee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the Manager.  Distributions made before the effective date of such Transfer shall be paid to the Transferor, and Distributions made on or after such date shall be paid to the Assignee.

(b)Unless and until an Assignee becomes a Member pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the Transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein that a Member would be bound on account of the Assignee’s Company Interest (including the obligation to make Capital Contributions on account of such Company Interest).

Section 10.06Assignor’s Rights and Obligations.  Any Member who shall Transfer any Company Interest in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units or other interest and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units or other interest (it being understood, however, that the applicable provisions of Sections 6.08 and 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (i) such assigning Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units or other interest, and (ii) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units or other interest for any period of time prior to the Admission Date.  Nothing contained herein shall relieve any Member who Transfers any Units or other interest in the Company from any liability of such Member to the Company with respect to such Company Interest that may exist on the Admission Date or that is otherwise specified in the Delaware Act or for any liability to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in the other agreements with the Company.

Section 10.07Overriding Provisions.

(a)Any Transfer or attempted Transfer of any Units in violation of this Agreement (including any prohibited indirect Transfers) shall be null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers.  For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Agreement shall not become a Member, shall not be entitled to vote on any matters coming before the Members and shall not have any other rights in or with respect to any rights of a Member of the Company.  The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance.  The Manager shall promptly amend the Schedule of Members to reflect any Permitted Transfer pursuant to this Article X.

(b)Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01 and Article XI and Article XII), in no event shall any Member Transfer any Units to the extent such Transfer would:

(i)result in the violation of the Securities Act, or any other applicable federal, state or foreign Laws;

(ii)cause an assignment under the Investment Company Act;

(iii)in the reasonable determination of the Manager, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any Credit Agreement which the Company or the Manager is a party; provided that (x) the payee or creditor to whom the Company or the Manager owes such obligation is not an Affiliate of the Company or the Manager and (y) such Credit Agreement, individually or in the aggregate, has an aggregate principal amount of loans or revolving commitments then outstanding that is equal to or greater than $20,000,000.00;

(iv)be a Transfer to a Person who is not legally competent or who has not achieved his or her majority of age under applicable Law (excluding trusts for the benefit of minors);

(v)cause the Company to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the Code or successor provision of the Code; or

(vi)result in the Company having more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)).

Section 10.08Spousal Consent.  In connection with the execution and delivery of this Agreement, any Member who is a natural person will deliver to the Company an executed consent from such Member’s spouse (if any) in the form of Exhibit B-1 attached hereto or a Member’s spouse confirmation of separate property in the form of Exhibit B-2 attached hereto.  If, at any time subsequent to the date of this Agreement such Member becomes legally married (whether in the first instance or to a different spouse), such Member shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit B attached hereto.  Such Member’s non-delivery to the Company of an executed consent in the form of Exhibit B at any time shall constitute such Member’s continuing representation and warranty that such Member is not legally married as of such date.

Section 10.09Tender Offers and Other Events with respect to the Corporation.

(a)In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to Class A Common Stock (a “Pubco Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the Corporate Board or is otherwise effected or to be effected with the consent or approval of the Corporate Board, the Common Unitholders shall be permitted to participate in such Pubco Offer by delivery of a Redemption Notice (which Redemption Notice shall be effective immediately prior to the consummation of such Pubco Offer (and, for the avoidance of doubt, shall be contingent upon such Pubco Offer and not be effective if such Pubco Offer is not consummated)). In the case of a Pubco Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Common Unitholders to participate in such Pubco Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence (and without limiting the ability of any Member holding Common Units to consummate a Redemption at any time pursuant to the terms of this Agreement), the Manager will use its reasonable best efforts expeditiously and in good faith to ensure that such Common Unitholders may participate in such Pubco Offer without being required to have their Common Units and shares of Class B Common Stock redeemed (or, if so required, to ensure that any such redemption shall be effective only upon, and shall be conditional upon, the closing of the transactions contemplated by the Pubco Offer).  For the avoidance of doubt, in no event shall Common Unitholders be entitled to receive in such Pubco Offer aggregate consideration for each Common Unit that is greater than the consideration payable in respect of each share of Class A

Common Stock in connection with a Pubco Offer (it being understood that payments under or in respect of the Tax Receivable Agreement shall not be considered part of any such consideration).

(b)The Corporation shall send written notice to the Company and the Common Unitholders at least thirty (30) days prior to the closing of the transactions contemplated by the Pubco Offer notifying them of their rights pursuant to this Section 10.09, and setting forth (i) a copy of the written proposal or agreement pursuant to which the Pubco Offer will be effected, (ii) the consideration payable in connection therewith, (iii) the terms and conditions of transfer and payment and (iv) the date and location of and procedures for selling Common Units.  In the event that the information set forth in notice changes from that set forth in the initial notice, a subsequent notice shall be delivered by the Corporation no less than seven (7) days prior to the closing of the Pubco Offer.

Article XI.

REDEMPTION AND EXCHANGE RIGHTS

Section 11.01Redemption Right of a Member.

(a)Each Member (other than the Corporation and the Blockers) shall be entitled to cause the Company to redeem (a “Redemption”) its Common Units (excluding, for the avoidance of doubt, any Common Units that are subject to vesting conditions or subject to Transfer limitations pursuant to this Agreement) in whole or in part (the “Redemption Right”) at any time and from time to time following the waiver or expiration of any contractual lock-up period relating to the shares of the Corporation that may be applicable to such Member.  A Member desiring to exercise its Redemption Right (each, a “Redeeming Member”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Company with a copy to the Corporation.  The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeeming Member intends to have the Company redeem and a date, not less than three (3) Business Days nor more than ten (10) Business Days after delivery of such Redemption Notice (unless and to the extent that the Manager in its sole discretion agrees in writing to waive such time periods), on which exercise of the Redemption Right shall be completed (the “Redemption Date”); provided, that the Company, the Corporation and the Redeeming Member may change the number of Redeemed Units and/or the Redemption Date specified in such Redemption Notice to another number and/or date by mutual agreement signed in writing by each of them; provided, further, that a Redemption may be conditioned (including as to timing) by the Redeeming Member on (i) the Corporation and/or the Redeeming Member having entered into a valid and binding agreement with a third party for the sale of shares of Class A Common Stock that may be issued in connection with such proposed Redemption (whether in a tender or exchange offer, private sale or otherwise) and such agreement is subject to customary closing conditions for agreements of this kind and the delivery of the Class A Common Stock by the Corporation or the Redeeming Member, as applicable, to such third party, (ii) the closing of an announced merger, consolidation or other transaction or event in which the shares of Class A Common Stock that may be issued in connection with such proposed Redemption would be exchanged or converted or become exchangeable or convertible into cash or other securities or property and/or (iii) the closing of an underwritten distribution of the shares of Class A Common Stock that may be issued in connection with such proposed Redemption.  Subject to Section 11.03 and unless the Redeeming Member timely has delivered a Retraction Notice as provided in Section 11.01(c) or has revoked or delayed a Redemption as provided in Section 11.01(b) or (d), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date):

(i)the Redeeming Member shall transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units to the Company, and (y) a number of shares of Class B Common Stock equal to the number of Redeemed Units to the Corporation to the extent applicable;

(ii)the Company shall (x) cancel the Redeemed Units, (y) transfer to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 11.01(b), and (z) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units; and

(iii)the Corporation shall cancel for no consideration the shares of Class B Common Stock (and the Corporation shall take all actions necessary to retire such shares transferred to the Corporation and such shares shall not be re-issued by the Corporation) upon a transfer of such shares of Class B Common Stock that were Transferred pursuant to Section 11.01(a)(i)(y) above.

(b)In exercising its Redemption Right, a Redeeming Member shall, to the fullest extent permitted by applicable Law, be entitled to receive the Share Settlement or the Cash Settlement; provided, that the Corporation shall have the option (as determined solely by its independent directors (within the meaning of the rules of the NASDAQ) who are disinterested) as provided in Section 11.02 and subject to Section 11.01(e) to select whether the redemption payment is made by means of a Share Settlement or a Cash Settlement.  Within three (3) Business Days of delivery of the Redemption Notice, the Corporation shall give written notice (the “Contribution Notice”) to the Company (with a copy to the Redeeming Member) of its intended settlement method; provided, that if the Corporation does not timely deliver a Contribution Notice, the Corporation shall be deemed to have elected the Share Settlement method (subject to the limitations set forth above).

(c)In the event the Corporation elects the Cash Settlement in connection with a Redemption, the Redeeming Member may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to the Corporation) within three (3) Business Days of delivery of the Contribution Notice.  The timely delivery of a Retraction Notice shall terminate all of the Redeeming Member’s, Company’s and the Corporation’ rights and obligations under this Section 11.01 arising from the Redemption Notice.

(d)In the event the Corporation elects a Share Settlement in connection with a Redemption, a Redeeming Member shall be entitled to revoke its Redemption Notice or delay the consummation of a Redemption if any of the following conditions exists:

(i)any registration statement pursuant to which the resale of the Class A Common Stock to be registered for such Redeeming Member at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective;

(ii)the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption;

(iii)the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeeming Member to have its Class A Common Stock registered at or immediately following the consummation of the Redemption;

(iv)the Corporation shall have disclosed in good faith to such Redeeming Member any material non-public information concerning the Corporation, the receipt of which results in such Redeeming Member being prohibited or restricted from selling Class A Common Stock at or immediately following the Redemption without disclosure of such information (and the Corporation does not permit disclosure);

(v)any stop order relating to the registration statement pursuant to which the Class A Common Stock was to be registered by such Redeeming Member at or immediately following the Redemption shall have been issued by the SEC;

(vi)there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A Common Stock is then traded;

(vii)there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption;

(viii)the Corporation shall have failed to comply in all material respects with its obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Redeeming Member to consummate the resale of

Class A Common Stock to be received upon such redemption pursuant to an effective registration statement; or

(ix)the Redemption Date would occur three (3) Business Days or less prior to, or during, a Black-Out Period;

If a Redeeming Member delays the consummation of a Redemption pursuant to this Section 11.01(d), the Redemption Date shall occur on the fifth (5th) Business Day following the date on which the conditions giving rise to such delay cease to exist (or such earlier day as the Corporation, the Company and such Redeeming Member may agree in writing).

(e)The number of shares of Class A Common Stock or the Redeemed Units Equivalent that a Redeeming Member is entitled to receive under Section 11.01(b) (whether through a Share Settlement or Cash Settlement) shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided, however, that if a Redeeming Member causes the Company to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeeming Member shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeeming Member transferred and surrendered the Redeemed Units to the Company prior to such date; provided, further, however, that a Redeeming Member shall be entitled to receive any and all Tax Distributions that such Redeeming Member otherwise would have received in respect of income allocated to such Member for the portion of any Fiscal Year irrespective of whether such Tax Distribution(s) are declared or made after the Redemption Date.

(f)In the case of a Share Settlement, in the event of a reclassification or other similar transaction as a result of which the shares of Class A Common Stock are converted into another security, then in exercising its Redemption Right a Redeeming Member shall be entitled to receive the amount of such security that the Redeeming Member would have received if such Redemption Right had been exercised and the Redemption Date had occurred immediately prior to the record date of such reclassification or other similar transaction.

Section 11.02Election and Contribution of the Corporation.  In connection with the exercise of a Redeeming Member’s Redemption Rights under Section 11.01(a), the Corporation shall contribute to the Company the consideration the Redeeming Member is entitled to receive under Section 11.01(b).  The Corporation, at its option (as determined solely by its independent directors (within the meaning of the rules of the NASDAQ) who are disinterested) subject to the limitations set forth in Section 11.01(b), shall determine whether to contribute, pursuant to Section 11.01(b), the Share Settlement or the Cash Settlement.  Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 11.01(c), or has revoked or delayed a Redemption as provided in Section 11.01(b) or (d), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the

Corporation shall make its Capital Contribution to the Company (in the form of the Share Settlement or the Cash Settlement) required under this Section 11.02, and (ii) in the event of a Share Settlement, the Company shall issue to the Corporation a number of Common Units equal to the number of Redeemed Units surrendered by the Redeeming Member.  Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Corporation elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Company an amount in respect of such Cash Settlement equal to the net proceeds (after deduction of any Discounts) from the sale by the Corporation of a number of shares of Class A Common Stock equal to the number of Redeemed Units to be redeemed with such Cash Settlement, which in no event shall exceed the amount paid by the Company to the Redeeming Member as Cash Settlement; provided, that (i) the Discount shall be an expense of the Company as described in Section 6.06 and (ii) for the avoidance of doubt, if the Cash Settlement to which the Redeeming Member is entitled exceeds the amount that is contributed to the Company by the Corporation, the Company shall still be required to pay the Redeeming Member the full amount of the Cash Settlement.  The timely delivery of a Retraction Notice shall terminate all of the Company’s and the Corporation’ rights and obligations under this Section 11.02 arising from the Redemption Notice.

Section 11.03Exchange Right of the Corporation.

(a)Notwithstanding anything to the contrary in this Article XI (save for the limitations set forth in Section 11.01(b) regarding the option to select the Share Settlement or the Cash Settlement, and without limitation to the rights of the Members under Section 11.01, including the right to revoke a Redemption Notice), the Corporation may, in its sole and absolute discretion (as determined solely by its independent directors (within the meaning of the rules of the NASDAQ) who are disinterested) (subject to the limitations set forth on such discretion in Section 11.01(b)), elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or Cash Settlement, as the case may be, through a direct exchange of such Redeemed Units and such consideration between the Redeeming Member and the Corporation (a “Direct Exchange”).  Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units.

(b)The Corporation may, at any time prior to a Redemption Date, deliver written notice (an “Exchange Election Notice”) to the Company and the Redeeming Member setting forth its election to exercise its right to consummate a Direct Exchange; provided, that such election is subject to the limitations set forth in Section 11.01(b) and does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date.  An Exchange Election Notice may be revoked by the Corporation at any time; provided, that any such revocation does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption

Date.  The right to consummate a Direct Exchange in all events shall be exercisable for all the Redeemed Units that would have otherwise been subject to a Redemption.

(c)Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice and as follows:

(i)the Redeeming Member shall transfer and surrender, free and clear of all liens and encumbrances (x) the Redeemed Units, and (y) a number of shares of Class B Common Stock equal to the number of Redeemed Units, to the extent applicable, in each case, to the Corporation;

(ii)the Corporation shall (x) pay to the Redeeming Member the consideration to which the Redeeming Member is entitled under Section 11.01(b), and (y) cancel for no consideration the shares of Class B Common Stock (and the Corporation shall take all actions necessary to retire such shares transferred to the Corporation and such shares shall not be re-issued by the Corporation) upon a transfer of such shares of Class B Common Stock that were Transferred pursuant to Section 11.03(c)(i)(y) above; and

(iii)the Company shall (x) register the Corporation as the owner of the Redeemed Units and (y) if the Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to Section 11.03(c)(i)(x) and the Redeemed Units, and issue to the Corporation a certificate for the number of Redeemed Units.

Section 11.04Reservation of shares of Class A Common Stock; Listing; Certificate of the Corporation.  At all times the Corporation shall reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Redemption or Direct Exchange, such number of shares of Class A Common Stock as shall be issuable upon any such Redemption or Direct Exchange pursuant to Share Settlements; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Redemption or Direct Exchange by delivery of purchased Class A Common Stock (which may or may not be held in the treasury of the Corporation) or the delivery of cash pursuant to a Cash Settlement.  The Corporation shall deliver Class A Common Stock that has been registered under the Securities Act with respect to any Redemption or Direct Exchange to the extent a registration statement is effective and available for such shares.  The Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon any such Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws).  The Corporation covenants that all Class A Common Stock issued upon a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable.  The provisions of this Article XI shall be interpreted and applied in a manner consistent with the corresponding provisions of the Corporation’s certificate of incorporation.

Section 11.05Effect of Exercise of Redemption or Exchange Right.  This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange and all governance or other rights set forth herein shall be exercised by the remaining Members and the Redeeming Member (to the extent of such Redeeming Member’s remaining interest in the Company).  No Redemption or Direct Exchange shall relieve such Redeeming Member of any prior breach of this Agreement.

Section 11.06Tax Treatment.  Unless otherwise required by applicable Law, the parties hereto acknowledge and agree a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeeming Member for U.S. federal and applicable state and local income tax purposes.

Article XII.

ADMISSION OF MEMBERS

Section 12.01Substituted Members.  Subject to the provisions of Article X hereof, in connection with the Permitted Transfer of a Company Interest hereunder, the Permitted Transferee shall become a Substituted Member on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Company, including the Schedule of Members.

Section 12.02Additional Members.  Subject to the provisions of Article X hereof, any Person that is not a Member as of the Effective Time may be admitted to the Company as an additional Member (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) duly executed Joinder and counterparts to any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as may reasonably be requested by the Manager).  Such admission shall become effective on the date on which the Manager determines in its sole discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Company, including the Schedule of Members.

Article XIII.

WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS

Section 13.01Withdrawal and Resignation of Members.  Except in the event of Transfers pursuant to Section 10.06, no Member shall have the power or right to withdraw or otherwise resign as a Member from the Company prior to the dissolution and winding up of the Company pursuant to Article XIV.  Any Member, however, that attempts to withdraw or otherwise resign as a Member from the Company without the prior written consent of the Manager upon or following the dissolution and winding up of the Company pursuant to Article XIV, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIV, shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Member.  Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member.

Article XIV.

DISSOLUTION AND LIQUIDATION

Section 14.01Dissolution.  The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the attempted withdrawal, removal, dissolution, bankruptcy or resignation of a Member.  The Company shall dissolve, and its affairs shall be wound up, upon:

(a)the decision of the Manager together with holders of a majority of the Common Units entitled to vote then outstanding to dissolve the Company (excluding for purposes of such calculation the Corporation and the Blockers and all Common Units held directly or indirectly by any of them);

(b)a dissolution of the Company under Section 18-801(4) of the Delaware Act, unless the Company is continued without dissolution pursuant thereto; or

(c)the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence.  An Event of Withdrawal shall not in and of itself cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

Section 14.02Winding up and Termination.  Subject to Section 14.05, on dissolution of the Company, the Manager shall act as liquidating trustee or may appoint one or more Persons as liquidating trustee (each such Person, a “liquidator”).  The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act.  The costs of liquidation shall be borne as a Company expense.  Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Manager.  The steps to be accomplished by the liquidators are as follows:

(a)as promptly as possible after dissolution and again after final liquidation, the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b)the liquidators shall pay, satisfy or discharge from Company funds, or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent, conditional and unmatured liabilities in such amount and for such term as the liquidators may reasonably determine) all of the debts, liabilities and obligations of the Company; and

(c)all remaining assets of the Company shall be distributed to the Members in accordance with Article IV by the end of the Taxable Year during which the liquidation of the Company occurs (or, if later, by ninety (90) days after the date of the liquidation).

The distribution of cash and/or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below constitutes a complete return to the Members of their Capital Contributions, a complete distribution to the Members of their interest in the Company and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of the Delaware Act.  To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

Section 14.03Deferment; Distribution in Kind.  Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the liquidators determine that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the liquidators may, in their sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Members) and reserves.  Subject to the order of priorities set forth in Section 14.02, the liquidators may, in their sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 14.02(c), (b) as tenants in common and in accordance with the provisions of Section 14.02(c), undivided interests in all or any portion of such Company assets or (c) a combination of the foregoing.  Any such Distributions in kind shall be subject to (y) such conditions relating to the disposition and management of such assets as the liquidators deem reasonable and equitable and (z) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time.  Any Company assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V.  The liquidators shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XV.

Section 14.04Cancellation of Certificate.  On completion of the winding up of the Company as provided herein, the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation of the Certificate with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company.  The Company shall continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.

Section 14.05Reasonable Time for Winding Up.  A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.

Section 14.06Return of Capital.  The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).

Article XV.

VALUATION

Section 15.01Determination.  “Fair Market Value” of a specific Company asset will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the Manager (or, if pursuant to Section 14.02, the liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.

Section 15.02Dispute Resolution.  If any Member or Members dispute the accuracy of any determination of Fair Market Value in accordance with Section 15.01, and the Manager and such Member(s) are unable to agree on the determination of the Fair Market Value of any asset of the Company, the Manager and such Member(s) shall each select a nationally recognized investment banking firm experienced in valuing securities of closely-held companies such as the Company in the Company’s industry (the “Appraisers”), who shall each determine the Fair Market Value of the asset or the Company (as applicable) in accordance with the provisions of Section 15.01.  The Appraisers shall be instructed to give written notice of their determination of the Fair Market Value of the asset or the Company (as applicable) within thirty (30) days of their appointment as Appraisers.  If Fair Market Value as determined by an Appraiser is higher than Fair Market Value as determined by the other Appraiser by 10% or more, and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the original Appraisers shall designate a third Appraiser meeting the same criteria used to select the original two.  If Fair Market Value as determined by an Appraiser is within 10% of the Fair Market Value as determined by the other Appraiser (but not identical), and the Manager and such Member(s) do not otherwise agree on a Fair Market Value, the Manager shall select the Fair Market Value of one of the Appraisers.  The fees and expenses of the Appraisers shall be borne by the Company.

Article XVI.

GENERAL PROVISIONS

Section 16.01Power of Attorney.

(a)Each Member who is a natural person hereby constitutes and appoints the Manager (or the liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his or her name, place and stead, to:

(i)execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution and winding up of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, substitution or withdrawal of any Member pursuant to Article XII or XIII; and

(ii)sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, to effectuate the terms of this Agreement.

(b)The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member and the transfer of all or any portion of his or her Company Interest and shall extend to such Member’s heirs, successors, assigns and personal representatives.

Section 16.02Confidentiality.

(a)Each of the Members agrees to hold the Company’s Confidential Information in confidence and may not disclose such information except as otherwise authorized separately in writing by the Manager.  “Confidential Information” as used herein includes all information concerning the Company or its Subsidiaries in the possession of or furnished to any Member, including but not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, software code and system and product designs, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business.  With respect to each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of such Member at the time of disclosure by the Company; (b) before or after it has been disclosed to such Member by the Company, becomes part of public knowledge, not as a result of any action or inaction of such Member in violation of this Agreement; (c) is approved for release by written authorization of the Chief Executive Officer, Chief Financial Officer or Senior Vice President, General Counsel and Secretary of the Company or of the Corporation, or any other officer designated by the Manager; (d) is disclosed to such Member or their representatives by a third party not, to the knowledge of such Member in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by such Member or their respective representatives without use or reference to the Confidential Information.

(b)Each of the Members may disclose Confidential Information to its Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents, on the condition that such Persons keep the Confidential Information confidential to the same extent as such disclosing party is required to keep the Confidential Information confidential, solely to the extent it is reasonably necessary or appropriate to fulfill its obligations or to exercise its rights under this Agreement; provided, that the disclosing party shall remain liable with respect to any breach of this Section 16.02 by any such Subsidiaries, Affiliates, partners, directors, officers, employees, counsel, advisers, consultants, outside contractors and other agents.

(c)Notwithstanding Section 16.02(a) or Section 16.02(b), each of the Members may disclose Confidential Information (i) to the extent that such party is legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, (ii) for purposes of reporting to its stockholders and direct and indirect equity holders the performance of the Company and its Subsidiaries and for purposes of including applicable information in its financial statements to the extent required by applicable Law or applicable accounting standards; (iii) to any bona fide prospective purchaser of the equity or assets of a Member, or the Common Units held by such Member, or a prospective merger partner of such Member (provided, that (i) such Persons will be informed by such Member of the confidential nature of such information and shall agree in writing to keep such information confidential in accordance with the contents of this Agreement and (ii) each Member will be liable for any breaches of this Section 16.02 by any such Persons), or (iv) to the extent required to be disclosed by applicable Law. Notwithstanding any of the foregoing, nothing in this Section 16.02 will restrict in any manner the ability of the Corporation to comply with its disclosure obligations under Law, and the extent to which any Confidential Information is necessary or desirable to disclose.

Section 16.03Amendments.  This Agreement may be amended or modified upon the consent of the Manager and a majority of the Common Units entitled to vote then outstanding (excluding for purposes of such all Common Units held directly or indirectly by the Corporation), which majority shall include the Common Units held by ACON and its Permitted Transferees for so long as ACON and such Permitted Transferees own five percent (5%) of the Common Units.  Notwithstanding the foregoing, no amendment or modification:

(a)to this Section 16.03 may be made without the prior written consent of the Manager and each of the Members;

(b)to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter;

(c)to any of the terms and conditions of Article VI (and related definitions as used directly or indirectly therein) may be made without the prior written consent of the Manager; and

(d)to any of the terms and conditions of this Agreement which would (A) reduce the amounts distributable to a Member pursuant to Articles IV and XIV in a manner that is not pro rata with respect to all Members, (B) increase the liabilities of such Member hereunder, (C) otherwise materially and adversely affect a holder of Units in a manner materially different than any other holder of Units of the same class or series (other than amendments, modifications and waivers necessary to implement the provisions of Article XII) or (D) materially and adversely affect the rights of any Member under Article XI, shall be effective against such affected Member or holder of Units, as the case may be, without the prior written consent of such Member or holder of Units, as the case may be.

Notwithstanding any of the foregoing, the Manager may make any amendment (i) of an administrative nature that is necessary in order to implement the substantive provisions hereof, without the consent of any other Member; provided, that any such amendment does not adversely change the rights of the Members hereunder in any respect, or (ii) to reflect any changes to the Class A Common Stock.

Section 16.04Title to Company Assets.  Company assets shall be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof.  The Company shall hold title to all of its property in the name of the Company and not in the name of any Member.  All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held.  The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.

Section 16.05Addresses and Notices.  Any notice, request, demand or instruction specified or permitted by this Agreement will be in writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company or by electronic mail at the address set forth below and to any other recipient and to any Member at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.  Notices will be deemed to have been given hereunder when delivered personally or sent by telecopier (provided confirmation of transmission is received), three (3) days after deposit in the U.S. mail and one (1) day after deposit with a reputable overnight courier service or if sent by electronic mail, upon confirmed receipt. Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof signed by the Person entitled to such notice, whether before or after the time stated at which such notice is required to be given, shall be deemed equivalent to the giving of such notice.

To the Company:

Funko Acquisition Holdings, L.L.C.
2802 Wetmore Avenue,

Everett, Washington 98201

Attn: Russell Nickel, Chief Financial Officer

Tracy Daw, Senior Vice President, General Counsel and Secretary
E-mail: russell@funko.com

tracy@funko.com

with a copy (which copy shall not constitute notice) to:

Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
Attn:  Marc Jaffe

Ian Schuman
Facsimile: (212) 751-4864
E-mail: marc.jaffe@lw.com

ian.schuman@lw.com

Section 16.06Binding Effect; Intended Beneficiaries.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 16.07Creditors.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a secured creditor.

Section 16.08Waiver.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 16.09Counterparts.  This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 16.10Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT) AND SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE. WITHOUT LIMITING THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY AT THE ADDRESS REFERRED TO IN SECTION 16.05 (INCLUDING BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT), TOGETHER WITH WRITTEN NOTICE OF SUCH SERVICE TO SUCH PARTY, SHALL BE DEEMED EFFECTIVE SERVICE OF PROCESS UPON SUCH PARTY.

Section 16.11Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 16.12Further Action.  The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 16.13Delivery by Electronic Transmission.  This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

Section 16.14Right of Offset.  Whenever the Company is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company which are not the subject of a good faith dispute may be deducted from that sum before payment.  For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 16.14.

Section 16.15Entire Agreement.  This Agreement, those documents expressly referred to herein (including the Registration Rights Agreement and the Tax Receivable Agreement), any indemnity agreements entered into in connection with the Initial LLC Agreement with any member of the board of directors at that time and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.  For the avoidance of doubt, the Initial LLC Agreement is superseded by this Agreement as of the Effective Time and shall be of no further force and effect thereafter.

Section 16.16Remedies.  Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law.  Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

Section 16.17Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.  The use of the word “including” in this Agreement shall be by way of example rather than by limitation.  Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.  Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification.  Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof.  The use of the words “or,” “either” and “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Second Amended and Restated Limited Liability Company Agreement as of the date first written above.

COMPANY:

FUNKO ACQUISITION HOLDINGS, L.L.C.

By:  /s/Tracy Daw

Name:

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Brian Mariotti

Name:  Brian Mariotti

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Russell Nickel

Name:  Russel Nickel

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Tracy Daw

Name:  Tracy Daw

Title:  SVP & General Counsel

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Andrew Perlmutter

Name:  Andrew Perlmutter

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Charles Denson

Name:  Charles Denson

Title:  Director

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Adam Kriger

Name:  Adam Kriger

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

ACON FUNKO INVESTORS, L.L.C.

By ACON Funko Manager, L.L.C., its
Manager

By:  /s/Kenneth Brotman

Name:  Kenneth Brotman

Title:  Managing Director

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

ACON FUNKO INVESTORS, HOLDINGS, L.L.C.

By ACON Funko Holdings 1, L.L.C.,
its managing member

By:  /s/Kenneth Brotman

Name:  Kenneth Brotman

Title:  Managing Director

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

AEP III FUNKO INVESTORS, L.L.C.

By ACON Funko Holdings 2, L.L.C.,
its managing member

By:  /s/Kenneth Brotman

Name:  Kenneth Brotman

Title:  Managing Director

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

QUADREN INVESTMENT INC.

By:  /s/Kenneth Brotman

Name:  Kenneth Brotman

Title:  President

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

ACON FUNKO INVESTORS HOLDINGS 3, L.L.C.

By ACON Equity GenPar L.L.C.,
its managing member

By:  /s/Kenneth Brotman

Name:  Kenneth Brotman

Title:  Managing Member

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

FUNKO INTERNATIONAL, LLC, a Delaware Limited Liability Company

By:  FUNDAMENTAL CAPITAL, LLC, a Delaware limited liability company

By:  FUNDAMENTAL CAPITAL PARTNERS, LLC, a Delaware limited liability company
Manager

By:  /s/Richard McNally

Name:  Richard McNally

Title:  Manager

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

FUNDAMENTAL CAPITAL, LLC, a Delaware limited liability company,

By:  FUNDAMENTAL CAPITAL PARTNERS, LLC,
a Delaware limited liability company
Manager

By:  /s/Richard McNally

Name:  Richard McNally

Title:  Manager

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

GLADSTONE INVESTMENT CORPORATION

By:  /s/David Gladstone

Name:  David Gladstone

Title:  CEO

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

GLADSTONE CAPITAL CORPORATION

By:  /s/Bob Marcotte

Name:  Bob Marcotte

Title:  President

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

JON P. AND TRISHAWN P. KIPP CHILDREN’S TRUST U/A/D 5/31/14

By:  /s/Shauna M. Kipp    trustee

Name:

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Kurt Dicus

Name:  Kurt Dicus

Title:  Sr. Director of I.T.

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

VICTORIA ANNE MARIOTTI, AS TRUSTEE OF BRIAN R. MARIOTTI GRANTOR RETAINED ANNUITY TRUST

By:  /s/Victoria Anne Mariotti

Name:  Victoria Anne Mariotti

Title:  Trustee

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Jacob Matson

Name:  Jacob Matson

Title:  Dir. Innovation

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

VICTORIA ANNE MARIOTTI, AS TRUSTEE OF MARIOTTI FAMILY IRREVOCABLE TRUST

By:  /s/Victoria Anne Mariotti

Name:  Victoria Anne Mariotti

Title:  Trustee

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Robert Mitchell

Name:  Robert Mitchell

Title:  Sr. Director, Operations

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

CERBERUS ASRS HOLDINGS, LLC

By:  /s/Daniel E. Wolf

Name:  Daniel E. Wolf

Title:  Vice President

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Sean Wilkinson

Name:  Sean Wilkinson

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Timothy Spiller

Name:  Timothy Spiller

Title:  Director of Operations

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

TREVOR SCHULTZ, AS TRUSTEE OF THE TREVOR SCHULTZ FAMILY TRUST, DATED DECEMBER 8, 2011

By:  /s/Trevor Schultz

Name:  Trevor Schultz

Title:  Trustee

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Sanjay Srivastava

Name:  Sanjay Srivastava

Title:  Director, Analytics

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

DALE SCHULTZ, AS TRUSTEE OF THE DALE SCHULTZ FAMILY TRUST, DATED
DECEMBER 8, 2011

By:  /s/Dale Schultz

Name:  Dale Schultz

Title:  Trustee

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Mark Robben

Name:  Mark Robben

Title:  Director of Marketing

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Andrew Oddie

Name:  Andrew Oddie

Title:  MD EMEA

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Doug Kikendall

Name:  Doug Kikendall

Title:  Member

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Laurie Anderson

Name:  Laurie Anderson

Title:  Controller

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Gustavo Rubio Escudero

Name:  Gustavo Rubio Escudero

Title:  Director, Digital

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Sarathy Annamraju

Name:  Sarathy Annamraju

Title:  CIO

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Robert Schwartz

Name:  Robert Schwartz

Title:  Designer

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Anne Aquino

Name:  Anne Aquino

Title:  Retail Fulfillment Manager

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Melissa Alton

Name:  Melissa Alton

Title:  Director of Procurement

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Allison Dinan

Name:  Allison Dinan

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Benjamin Butcher

Name:  Benjamin Butcher

Title:

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Johanna Gepford

Name:  Johanna Gepford

Title:  SVP Sales

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

By:  /s/Michael Becker

Name:  Michael Becker

Title:  V.P. Apparel

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

MEMBER:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:  Drawbridge Special Opportunities GP LLC, its general partner

By:  /s/Constantine Dakolias

Name:  Constantine M. Dakolias

Title:  President

[Signature Page to Second Amended and Restated Limited Liability Company Agreement]

US-DOCS\95946057.2

SCHEDULE 1

SCHEDULE OF PRE-IPO MEMBERS

Member	Original Class A Units	Original Warrants for Class A Units	Original Options for Class A Units	Original SP Units	Original Common Units	Original Warrants for Common Units	Original HR Units
ACON Funko Investors, L.L.C.	64,718.608	-	-	-	-	-	-
ACON Funko Investors Holdings, L.L.C.	30,657.595
Quadren Investment Inc.	36,081.486
AEP III Funko Investors, L.L.C.	12,926.645
ACON Funko Investors Holdings 3, L.L.C.	8.115
Funko International, LLC	34,096.3140	-	-	-	-	-	5,415.1470
Fundamental Capital, LLC	7,456.8803	-	-	-	-	-	1,174.4932
Gladstone Investment Corporation	-	-	-	-	-	-	933.6460
Gladstone Capital Corporation	-	-	-	-	-	-	933.6460

Member	Original Class A Units	Original Warrants for Class A Units	Original Options for Class A Units	Original SP Units	Original Common Units	Original Warrants for Common Units	Original HR Units
Brian Mariotti	22,717.7991	-	-	-	3,500	-	1,838.9465
Brian R. Mariotti Grantor Retained Annuity Trust	813.6834	-	-	-	-	-	-
Mariotti Family Irrevocable Trust	1,625.3668	-	-	-	-	-	-
Jon P. and Trishawn P. Kipp Children's Trust uad 5/31/14	11,542.8754	-	-	-	-	-	970.9919
Benjamin Butcher	150.00	-	413.3913	-	1,000	-	58.4364
Johanna Gepford	186.3988	-	513.4659	-	1,000	-	71.3661
Andrew Perlmutter	251.9768	-	1,033.4783	-	1,250	-	146.0909
Russell Nickel	290.0118	-	546.6765	-	1,000	-	77.1360
Sean Wilkinson	-	-	-	-	-	-	29.1657
Anne Aquino	-	-	-	-	-	-	11.6663

Member	Original Class A Units	Original Warrants for Class A Units	Original Options for Class A Units	Original SP Units	Original Common Units	Original Warrants for Common Units	Original HR Units
Robert Schwartz	-	-	-	-	-	-	11.6663
Timothy Spiller	30.8200	-	-	-	-	-	11.6663
Allison Dinan	72.6540	-	779.88	-	-	-	29.3623
Jacob Matson	107.2370	-	165.8139	-	25	-	10.8348
Doug Kikendall	256.833	-	-	-	-	-	-
Mark Robben	35.9570	-	-	-	35	-	-
Charles Denson	-	-	-	-	209	-	-
Adam Kriger	-	-	-	-	209	-	-
Sarathy Annamraju	120.999	-	-	-	1,000	-	-
Tracy Daw	120.999	-	-	-	500	-	-
Michael Becker	-	-	-	-	200	-	-
Robert Mitchell	-	-	-	-	100	-	-

Member	Original Class A Units	Original Warrants for Class A Units	Original Options for Class A Units	Original SP Units	Original Common Units	Original Warrants for Common Units	Original HR Units
Laurie Jo Anderson	-	-	-	-	100	-	-
Melissa Alton	-	-	-	-	50	-	-
Sanjay Srivastava	-	-	-	-	75	-	-
Kurt Dicus	-	-	-	-	75	-	-
Gustavo Rubio Escudero	-	-	-	-	75	-	-
Andrew Oddie	846.5826	-	-	-	-	-	-
Dale Schultz Trust	357.09	-	-	-	-	-	-
Trevor Schultz Trust	357.09	-	-	-	-	-	-
Cerberus ASRS Holdings LLC	46.006	1,300.1912	-	-	-	69.216	-
Drawbridge Special Opportunities Fund LP	-	474.1688	-	-	-	25.2452	-

SCHEDULE 2*

SCHEDULE OF MEMBERS

Member	Common Units (Vested)	Common Units (Unvested)	Options	Contact Information for Notice
1. Funko, Inc.	10,417,982	-	-	2802 Wetmore Avenue Everett, WA 98201
2. ACON Funko Investors, L.L.C.	10,495,687	-	-	1133 Connecticut Avenue NW, Suite 700, Washington DC 20036
3. Funko Subsidiary Holdings 1, L.L.C.	4,971,870	-	-	2802 Wetmore Avenue Everett, WA 98201
4. Funko Subsidiary Holdings 2, L.L.C.	2,096,368	-	-	2802 Wetmore Avenue Everett, WA 98201
5. Funko Subsidiary Holdings 3, Inc.	5,851,485	-	-	2802 Wetmore Avenue Everett, WA 98201
6. Funko International, LLC	5,686,538	-	-	4 Embarcadero Center Suite 1400 San Francisco CA 94111

7. Fundamental Capital, LLC	1,243,138	-	-	4 Embarcadero Center Suite 1400 San Francisco CA 94111
8. Gladstone Investment Corporation	33,181	-	-	1521 Westbranch Drive Suite 100 McLean VA 22102
9. Gladstone Capital Corporation	33,181	-		1521 Westbranch Drive Suite 100 McLean VA 22102
10. Brian Mariotti	3,742,823	726,807	-	2808 Wetmore Avenue Everett WA 98201
11. Brian R. Mariotti Grantor Retained Annuity Trust	412,075	-	-	120 C Avenue Unit 208 Coronado CA 92118
12. Mariotti Family Irrevocable Trust	206,037	-	-	120 C Avenue Unit 208 Coronado CA 92118
13. Jon P. and Trishawn P. Kipp Children's Trust uad 5/31/14	1,910,084	-	-	12051 87th Avenue NE Kirkland WA 98034
14. Ben Butcher	86,954	207,660	66,612	3234 NE 100th Street Seattle WA 98125

15. Johanna Gepford	86,979	194,163	82,737	4930 125th Avenue NE Snohomish WA 98290
16. Andrew Perlmutter	138,258	259,575	166,529	14424 156th Avenue NE Woodinville WA 98072
17. Russell Nickel	124,163	207,660	87,927	511 NE 84th Street Seattle WA 98115
18. Sean Wilkinson	1,037	-	-	3312 NE 185th Street Lake Forest Park WA 98155
19. Anne Lorraine Aquino	414	-	-	602 102nd Pl SE Unit B Everett WA 98208
20. Robert Schwartz	414	-	-	19517 88th Avenue W Edmonds WA 98026
21. Timothy Spiller	3,710	-	-	1715 Pine Avenue Snohomish WA 98290
22. Allison Dinan	10,799	-	125,505	6180 NE 185th Street Kenmore WA 98028
23. Jacob Matson	12,274	3,842	26,557	3225 139th PL SE Mill Creek WA 98012
24. Douglas Kikendall	27,466	-	-	825 NE 7th Street Seattle WA 98115

25. Mark Robben	3,845	5,378	-	10736 Densmore Avenue Seattle WA 98133
26. Charles Denson	16,058	16,059	-	2 Centerpointe Drive Suite 140 Lake Oswego OR 97035
27. Adam Kriger	16,058	16,059	-	1485 Stone Canyon Road Los Angeles CA 90077
28. Andy Oddie	159,485	-	-	12 Culmstock Road London SW11 6LX
29. Dale Schultz Family Trust Dated December 8, 2011	83,156	-	-	25232 Prado Dela Puma Calabasas CA 91302
30. Trevor Schultz Family Trust Dated December 8, 2011	83,156	-	-	25232 Prado Dela Puma Calabasas CA 91302
31. Cerberus ASRS Holdings, LLC	178,617	-	-	875 Third Avenue 12th Floor New York NY 10022
32. Drawbridge Special Opportunities Fund LP	61,781	-	-	Fortress Investment Group 1345 Avenue of the Americas 46th Floor New York NY 10105

33. Sarathy Annamraju	62,644	115,254	-	11014 NE 58th Pl Kirkland WA 98033
34. Tracy Daw	43,436	57,627	-	3837 212th Avenue SE Sammamish WA 98075
35. Sanjay Srivastava	2,881	8,644	-	7810 238th Avenue NE Redmond WA 98053
36. Gustavo Rubio Escudero	2,881	8,644	-	2456 172nd Avenue NE Redmond WA 98052
37. Kurt Dicus	2,881	8,644	-	14170 NE 183rd Street Unit 433 Woodinville WA 98072
38. Laurie Anderson	3,841	11,526	-	12524 NE 168th Ct Woodinville WA 98072
39. Robert Mitchell	-	15,367	-	5000 SE 2nd Pl Renton WA 98059
40. Michael Becker	-	30,734	-	1830 Avenida Del Mundo #1103 Coronado CA 92118
41. Melissa Alton	-	7,684	-	3406 124th Street SE Everett WA 98208
Total	48,313,637	1,901,327	555,867

* This Schedule of Members shall be updated from time to time to reflect any adjustment with respect to any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Common Units, or to reflect any additional issuances of Common Units pursuant to this Agreement.

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Second Amended and Restated Limited Liability Company Agreement, dated as of November 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), Funko, Inc., a Delaware corporation and the managing member of the Company (“Holdings”), and each of the Members from time to time party thereto.  Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1.

Joinder to the LLC Agreement.  Upon the execution of this Joinder by the undersigned and delivery hereof to Holdings, the undersigned hereby is and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder.  The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.
3.	Address. All notices under the LLC Agreement to the undersigned shall be direct to:

[Name]
[Address]
[City, State, Zip Code]
Attn:
Facsimile:
E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW MEMBER]

By:

Name:

Title:

Acknowledged and agreed
as of the date first set forth above:

FUNKO ACQUISITION HOLDINGS, L.L.C.

By: FUNKO, INC., its Managing Member

By:

Name:

Title:

Exhibit B-1

FORM OF AGREEMENT AND CONSENT OF SPOUSE

The undersigned spouse of _____________________________ (the “Member”), a party to that certain Second Amended and Restated Limited Liability Company Agreement, dated as of November 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), Funko, Inc., a Delaware corporation and the managing member of the Company (“Holdings”), and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledges on her own behalf that:

I have read the Agreement and understand its contents. I acknowledge and understand that under the Agreement, any interest I may have, community property or otherwise, in the Units owned by the Member is subject to the terms of the Agreement which include certain restrictions on transfer.

I hereby consent to and approve the Agreement. I agree that said Units and any interest I may have, community property or otherwise, in such Units are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of the Agreement on said Units or any interest I may have, community property or otherwise, in said Units.

I hereby acknowledge that the meaning and legal consequences of the Agreement have been explained fully to me and are understood by me, and that I am signing this Agreement and consent without any duress and of free will.

Dated: _____________________________

[NAME OF SPOUSE]

By:

Name:

Exhibit B-2

FORM OF SPOUSE’S CONFIRMATION OF SEPARATE PROPERTY

The undersigned spouse of _____________________________ (the “Member”), a party to that certain Second Amended and Restated Limited Liability Company Agreement, dated as of November 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), Funko, Inc., a Delaware corporation and the managing member of the Company (“Holdings”), and each of the Members from time to time party thereto (capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Agreement), acknowledges and confirms on his or her own behalf that the Units owned by said Member are the sole and separate property of said Member, and I hereby disclaim any interest in same.

I hereby acknowledge that the meaning and legal consequences of this Member’s spouse’s confirmation of separate property have been fully explained to me and are understood by me, and that I am signing this Member’s spouse’s confirmation of separate property without any duress and of free will.

Dated: _____________________________

[NAME OF SPOUSE]

By:

Name:

Exhibit C

METHODOLOGY FOR ALLOCATION OF EXCESS NONRECOURSE LIABILITIES

752 Debt Allocation Illustration

Total Excess Non Recourse ("Tier 3") Liabilities: 175,000,000

Section 704(c) Summary

Estimated Section 704(b) Value of Company property subject to nonrecourse liabilities as of the Effective Time 1,000,000,000

Estimated Tax basis of Company property subject to nonrecourse liabilities as of the Effective Time750,000,000

Aggregate amount of built-in gain on Section 704(c) property as of the Effective Time250,000,000

	(a)	(b)	(c)	(d)	(e)	(f)	= (d) + (f)
Member	Estimated Negative Tax Capital	704(c) Gain in Excess of Tier 2 / 704(c) Minimum Gain	Lesser of: (a) or (b)	Tier 3A: in proportion to (c)	Remaining partner 704(c) minimum gain	Tier 3B: in proportion to (e)	Total Excess Nonrecourse Liabilities
Total Partnership	30,000,000	250,000,000	30,000,000	30,000,000	220,000,000	145,000,000	175,000,000
Partner 1	-	-	-	-	-	-	-
Partner 2	-	150,000,000	-	-	150,000,000	98,863,636	98,863,636
Partner 3	15,000,000	50,000,000	15,000,000	15,000,000	35,000,000	23,068,182	38,068,182
Partner 4	10,000,000	30,000,000	10,000,000	10,000,000	20,000,000	13,181,818	23,181,818
Partner 5	5,000,000	20,000,000	5,000,000	5,000,000	15,000,000	9,886,364	14,886,364
Total	30,000,000	250,000,000	30,000,000	30,000,000	220,000,000	145,000,000	175,000,000